Exhibit 8(c)

                          FUND PARTICIPATION AGREEMENT

This Agreement is entered into as of the day of , 2000, ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK, a life insurance company organized under the laws of the State of New York (Insurance Company"), and each of DREYFUS VARIABLE INVESTMENT FUND; THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.; DREYFUS LIFE AND ANNUITY INDEX FUND, INC. (d/b/a DREYFUS STOCK INDEX FUND); AND DREYFUS INVESTMENT PORTFOLIOS (each a "Fund").

                                    ARTICLE I

                                   DEFINITIONS

1.1      "Act" shall mean the Investment Company Act of 1940, as amended.

1.2      "Board"  shall mean the Board of Directors or Trustees,  as the case may be, of a Fund, which has the responsibility for management and control of the Fund.

1.3      "Business  Day"  shall mean any day for which a Fund  calculates  net asset value per share as described in the Fund's Prospectus.

1.4      "Commission" shall mean the Securities and Exchange Commission.

1.5 "Contract" shall mean a variable annuity or life insurance contract that uses any Participating Fund (as defined below) as an underlying investment medium. Individuals who participate under a group Contract are "Participants."

1.6 "Contractholder" shall mean any entity that is a party to a Contract with a Participating Company (as defined below).

1.7 "Disinterested Board Members" shall mean those members of the Board of a Fund that are not deemed to be "interested persons" of the Fund, as defined by the Act.

1.8 "Dreyfus" shall mean The Dreyfus Corporation and its affiliates, including Dreyfus Service Corporation.

1.9      "Participating  Companies" shall mean any insurance company  (including
         Insurance Company) that offers variable annuity and/or variable life insurance contracts to the public and that has entered into an agreement with one or more of the Funds.

1.10 "Participating Fund" shall mean each Fund, including, as applicable, any series thereof, specified in Exhibit A, as such Exhibit may be amended from time to time by agreement of the parties hereto, the shares of which are available to serve as the underlying investment medium for the aforesaid Contracts.

1.11 "Prospectus" shall mean the current prospectus and statement of additional information of a Fund, as most recently filed with the Commission.

1.12     "Separate  Account"  shall  mean  Allstate  Life of New  York  Separate
         Account A, a separate account established by Insurance Company in accordance with the laws of the State of New York.

1.13 "Software Program" shall mean the software program used by a Fund for providing Fund and account balance information including net asset value per share. Such Program may include the Lion System. In situations where the Lion System or any other Software Program used by a Fund is not available, such information may be provided by telephone.
         The Lion System shall be provided to Insurance Company at no charge.

1.14     "Insurance   Company's  General  Account(s)"  shall  mean  the  general account(s)  of Insurance  Company and its  affiliates  that invest in a
         Fund.

                                   ARTICLE II

                                 REPRESENTATIONS

2.1      Insurance  Company  represents and warrants that (a) it is an insurance company duly organized and in good standing under  applicable  law; (b)
         it has legally and validly established the Separate Account pursuant to the  insurance  laws  of the  State  of New  York  and  the  regulation thereunder the purpose of offering to the public certain individual and group  variable  annuity  and  life  insurance  contracts;  (c)  it has registered the Separate  Account as a unit  investment  trust under the
         Act to serve as the  segregated  investment  account for the Contracts;
         and (d) the  Separate  Account is  eligible to invest in shares of each
         Participating   Fund  without   such   investment   disqualifying   any
         Participating  Fund  as an  investment  medium  for  insurance  company separate  accounts  supporting  variable annuity  contracts or variable life insurance contracts.

2.2 Insurance Company represents and warrants that (a) the Contracts will be described in a registration statement filed under the Securities Act of 1933, as amended ("1933 Act"); (b) the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws; and (c) the sale of the Contracts shall comply in all material respects with state insurance law requirements. Insurance
         Company agrees to notify each Participating Fund promptly of any investment restrictions imposed by state insurance law and applicable to the Participating Fund.

2.3      Insurance  Company  represents and warrants that the income,  gains and losses, whether or not realized,  from assets allocated to the Separate
         Account  are,  in  accordance  with  the  applicable  Contracts,  to be credited to or charged against such Separate  Account without regard to other  income,  gains or  losses  from  assets  allocated  to any other
         accounts  of  Insurance  Company.   Insurance  Company  represents  and
         warrants  that the assets of the Separate  Account are and will be kept separate  from  Insurance  Company's  General  Account  and  any  other separate  accounts  Insurance Company may have, and will not be charged with liabilities  from any business that Insurance  Company may conduct or the liabilities of any companies affiliated with Insurance Company.

2.4 Each Participating Fund represents that it is registered with the Commission under the Act as an open-end, management investment company and possesses, and shall maintain, all legal and regulatory licenses, approvals, consents and/or exemptions required for the Participating
         Fund to operate and offer its shares as an underlying investment medium for Participating Companies.

2.5 Each Participating Fund represents that it is currently qualified as a regulated investment company under Subchapter M of the Internal Revenue
         Code of 1986, as amended (the "Code"), and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify Insurance
         Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

2.6      Insurance  Company   represents  and  agrees  that  the  Contracts  are
         currently,  and at the  time  of  issuance  will  be,  treated  as life insurance  policies or annuity  contracts,  whichever  is  appropriate, under  applicable  provisions of the Code,  and that it will make every effort  to  maintain  such  treatment  and  that  it will  notify  each
         Participating  Fund and Dreyfus  immediately  upon having a  reasonable basis for believing  that the Contracts have ceased to be so treated or that they  might not be so  treated in the  future.  Insurance  Company agrees  that any  prospectus  offering a Contract  that is a  "modified endowment  contract,"  as that term is defined in Section  7702A of the
         Code, will identify such Contract as a modified  endowment contract (or policy).

2.7 Each Participating Fund agrees that its assets shall be managed and invested in a manner that complies with the requirements of Section
         817(h) of the Code.

2.8      Insurance  Company  agrees  that  each   Participating  Fund  shall  be
         permitted  (subject to the other terms of this  Agreement)  to make its shares available to other Participating Companies and Contractholders.

2.9 Each Participating Fund represents and warrants that any of its directors, trustees, officers, employees, investment advisers, and other individuals/entities who deal with the money and/or securities of the Participating Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Participating Fund in an amount not less than that required by Rule 17g-1 under the Act. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

2.10 Insurance Company represents and warrants that all of its employees and agents who deal with the money and/or securities of each Participating
         Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage in an amount not less than the coverage required to be maintained by the Participating Fund. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

2.11 Insurance Company agrees that Dreyfus shall be deemed a third party beneficiary under this Agreement and may enforce any and all rights conferred by virtue of this Agreement.

                                   ARTICLE III

                                   FUND SHARES

3.1 The Contracts funded through the Separate Account will provide for the investment of certain amounts in shares of each Participating Fund.

3.2 Each Participating Fund agrees to make its shares available for purchase at the then applicable net asset value per share by Insurance
         Company and the Separate Account on each Business Day pursuant to rules of the Commission. Notwithstanding the foregoing, each Participating
         Fund may refuse to sell its shares to any person, or suspend or terminate the offering of its shares, if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of its Board, acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, necessary and in the best interests of the Participating Fund's shareholders.

3.3 Each Participating Fund agrees that shares of the Participating Fund will be sold only to (a) Participating Companies and their separate accounts or (b) "qualified pension or retirement plans" as determined under Section 817(h)(4) of the Code. Except as otherwise set forth in this Section 3.3, no shares of any Participating Fund will be sold to the general public.

3.4 Each Participating Fund shall use its best efforts to provide closing net asset value, dividend and capital gain information on a per-share basis to Insurance Company by 6:00 p.m. Eastern time on each Business
         Day. Any material errors in the calculation of net asset value, dividend and capital gain information shall be reported immediately upon discovery to Insurance Company. Non-material errors will be corrected in the next Business Day's net asset value per share.

3.5 At the end of each Business Day, Insurance Company will use the information described in Sections 3.2 and 3.4 to calculate the unit values of the Separate Account for the day. Using this unit value, Insurance Company will process the day's Separate Account transactions received by it by the close of trading on the floor of the New York
         Stock Exchange (currently 4:00 p.m. Eastern time) to determine the net dollar amount of each Participating Fund's shares that will be purchased or redeemed at that day's closing net asset value per share.
         The net purchase or redemption orders will be transmitted to each Participating Fund by Insurance Company by 11:00 a.m. Eastern time on the Business Day next following Insurance Company's receipt of that information. Subject to Sections 3.6 and 3.8, all purchase and redemption orders for Insurance Company's General Accounts shall be effected at the net asset value per share of each Participating Fund next calculated after receipt of the order by the Participating Fund or its Transfer Agent.

3.6      Each Participating Fund appoints Insurance Company as its agent for the limited purpose of accepting  orders for the purchase and redemption of
         Participating Fund shares for the Separate Account.  Each Participating
         Fund will execute  orders at the  applicable  net asset value per share determined  as of the close of  trading  on the day of  receipt of such orders by Insurance  Company acting as agent  ("effective trade date"), provided that the Participating  Fund receives notice of such orders by
         11:00 a.m. Eastern time on the next following Business Day and, if such
         orders  request  the  purchase  of  Participating   Fund  shares,   the
         conditions  specified in Section 3.8, as applicable,  are satisfied.  A redemption  or purchase  request  that does not satisfy the  conditions specified above and in Section 3.8, as applicable,  will be effected at the net asset value per share computed on the Business Day  immediately preceding the next  following  Business Day upon which such  conditions have been satisfied in accordance with the requirements of this Section and Section 3.8.  Insurance  Company  represents  and warrants that all orders  submitted  by  the  Insurance  Company  for  execution  on  the effective  trade date shall  represent  purchase or  redemption  orders received from Contractholders  prior to the close of trading on the New
         York Stock Exchange on the effective trade date.

3.7      Insurance  Company will make its best efforts to notify each applicable
         Participating Fund in advance of any unusually large purchase or redemption orders.

3.8      If Insurance  Company's  order requests the purchase of a Participating
         Fund's shares,  Insurance Company will pay for such purchases by wiring
         Federal Funds to the Participating Fund or its designated custodial account on the day the order is transmitted. Insurance Company shall make all reasonable efforts to transmit to the applicable Participating
         Fund payment in Federal Funds by 12:00 noon Eastern time on the Business Day the Participating Fund receives the notice of the order pursuant to Section 3.5. Each applicable Participating Fund will execute such orders at the applicable net asset value per share determined as of the close of trading on the effective trade date if the Participating Fund receives payment in Federal Funds by 12:00 midnight Eastern time on the Business Day the Participating Fund receives the notice of the order pursuant to Section 3.5. If payment in Federal Funds for any purchase is not received or is received by a Participating Fund after 12:00 noon Eastern time on such Business Day,
         Insurance  Company shall promptly,  upon each applicable  Participating
         Fund's request, reimburse the respective Participating Fund for any charges, costs, fees, interest or other expenses incurred by the Participating Fund in connection with any advances to, or borrowings or overdrafts by, the Participating Fund, or any similar expenses incurred by the Participating Fund, as a result of portfolio transactions effected by the Participating Fund based upon such purchase request. If
         Insurance  Company's order requests the redemption of any Participating
         Fund's shares valued at or greater than $1 million dollars, the Participating Fund will wire such amount to Insurance Company within seven days of the order.

3.9 Each Participating Fund has the obligation to ensure that its shares are registered with applicable federal agencies at all times.

3.10 Each Participating Fund will confirm each purchase or redemption order made by Insurance Company. Transfer of Participating Fund shares will be by book entry only. No share certificates will be issued to Insurance Company. Insurance Company will record shares ordered from a Participating Fund in an appropriate title for the corresponding account.

3.11 Each Participating Fund shall credit Insurance Company with the appropriate number of shares.

3.12     On each ex-dividend date of a Participating  Fund or, if not a Business
         Day, on the first Business Day thereafter, each Participating Fund shall communicate to Insurance Company the amount of dividend and capital gain, if any, per share. All dividends and capital gains shall be automatically reinvested in additional shares of the applicable
         Participating Fund at the net asset value per share on the ex-dividend date. Each Participating Fund shall, on the day after the ex-dividend date or, if not a Business Day, on the first Business Day thereafter, notify Insurance Company of the number of shares so issued.



                                   ARTICLE IV

                             STATEMENTS AND REPORTS

4.1 Each Participating Fund shall provide monthly statements of account as of the end of each month for all of Insurance Company's accounts by the fifteenth (15th) Business Day of the following month.

4.2      Each Participating Fund shall distribute to Insurance Company copies of
         the  Participating  Fund's  Prospectuses,   proxy  materials,  notices,
         periodic reports and other printed  materials (which the  Participating
         Fund  customarily  provides  to  its  shareholders)  in  quantities  as
         Insurance  Company  may  reasonably  request for  distribution  to each
         Contractholder  and Participant.  Insurance  Company may elect to print the Participating  Fund's prospectus and/or its statement of additional information in combination with other fund companies'  prospectuses and statements  of  additional  information,  which  are  also  offered  in
         Insurance  Companies  insurance product at their own cost. At Insurance
         Company's  request,  the  Participating  Fund will provide,  in lieu of printed  documents,  camera-ready  copy or  diskette  of  prospectuses, annual and semi-annual reports for printing by the Insurance Company.

4.3 Each Participating Fund will provide to Insurance Company at least one complete copy of all registration statements, Prospectuses, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Participating Fund or its shares, contemporaneously with the filing of such document with the Commission or other regulatory authorities.

4.4      Insurance Company will provide to each  Participating Fund at least one copy  of all  registration  statements,  Prospectuses,  reports,  proxy
         statements,   sales   literature  and  other   promotional   materials,
         applications for exemptions,  requests for no-action  letters,  and all amendments  to any of the above,  that relate to the  Contracts  or the
         Separate  Account,  contemporaneously  with the filing of such document with the Commission.

4.5 Insurance Company will provide Participating Funds on a semi-annual basis, or more frequently as reasonably requested by the Participating
         Funds,  with a current  tabulation  of the number of existing  Variable
         Contract owners of Insurance Company whose Variable Contract values are invested in the Participating Funds. This tabulation will be sent to Participating Funds in the form of a letter signed by a duly authorized officer of the Insurance Company attesting to the accuracy of the information contained in the letter.

                                    ARTICLE V

                                    EXPENSES

5.1 The charge to each Participating Fund for all expenses and costs of the Participating Fund, including but not limited to management fees, administrative expenses and legal and regulatory costs, will be included in the determination of the Participating Fund's daily net asset value per share.

5.2 Except as provided in Article IV and V, in particular in the next sentence, Insurance Company shall not be required to pay directly any expenses of any Participating Fund or expenses relating to the distribution of its shares. Insurance Company shall pay the following expenses or costs:

                  a. Such amount of the production expenses of any Participating
                  Fund materials, including the cost of printing a Participating
                  Fund's  Prospectus,  or marketing  materials  for  prospective
                  Insurance Company Contractholders and Participants as Dreyfus and Insurance Company shall agree from time to time.

                  b. Distribution expenses of any Participating Fund materials or marketing materials for prospective Insurance
                  Company Contractholders and Participants.

                  c. Distribution expenses of any Participating Fund materials or marketing materials for
                  Insurance Company Contractholders and Participants.

         Except as provided  herein,  all other  expenses of each  Participating
         Fund shall not be borne by Insurance Company.

                                   ARTICLE VI

                                EXEMPTIVE RELIEF

6.1      Insurance  Company has  reviewed a copy of (i) the amended  order dated
         December  31, 1997 of the  Securities  and  Exchange  Commission  under
         Section  6(c) of the Act with  respect to Dreyfus  Variable  Investment
         Fund and Dreyfus Life and Annuity Index Fund,  Inc.; and (ii) the order dated February 5, 1998 of the Securities and Exchange  Commission under
         Section  6(c)  of  the  Act  with  respect  to  The  Dreyfus   Socially
         Responsible Growth Fund, Inc. and Dreyfus Investment  Portfolios,  and,
         in  particular,  has reviewed the conditions to the relief set forth in each  related  Notice.  As  set  forth  therein,  if  Dreyfus  Variable
         Investment Fund, Dreyfus Life and Annuity Index Fund, Inc., The Dreyfus
         Socially Responsible Growth Fund, Inc. or Dreyfus Investment Portfolios
         is a Participating  Fund,  Insurance Company agrees, as applicable,  to report any potential or existing  conflicts  promptly to the respective
         Board of Dreyfus  Variable  Investment  Fund,  Dreyfus Life and Annuity
         Index Fund,  Inc., The Dreyfus Socially  Responsible  Growth Fund, Inc.
         and/or Dreyfus  Investment  Portfolios,  and, in  particular,  whenever contract voting  instructions are  disregarded,  and recognizes that it will be responsible for assisting each applicable Board in carrying out its responsibilities  under such application.  Insurance Company agrees to carry  out such  responsibilities  with a view to the  interests  of existing Contractholders.

6.2      If a  majority  of the  Board,  or a majority  of  Disinterested  Board
         Members, determines that a material irreconcilable conflict exists with regard to Contractholder investments in a Participating Fund, the Board shall give prompt notice to all Participating Companies and any other
         Participating Fund. If the Board determines that Insurance Company is responsible for causing or creating said conflict, Insurance Company shall at its sole cost and expense, and to the extent reasonably practicable (as determined by a majority of the Disinterested Board
         Members), take such action as is necessary to remedy or eliminate the irreconcilable material conflict. Such necessary action may include, but shall not be limited to:

               a. Withdrawing the assets allocable to the Separate Account from the Participating Fund and reinvesting such assets in another Participating Fund (if applicable) or a different investment medium, or submitting the question of whether such segregation should be implemented to a vote of all affected
               Contractholders; and/or

               b. Establishing a new registered management investment company.

6.3      If a material  irreconcilable conflict arises as a result of a decision by Insurance Company to disregard  Contractholder  voting  instructions and said decision  represents a minority  position or would  preclude a
         majority  vote  by  all   Contractholders   having  an  interest  in  a
         Participating Fund,  Insurance Company may be required,  at the Board's election,  to withdraw the investments of the Separate  Account in that
         Participating Fund.

6.4      For the purpose of this Article, a majority of the Disinterested  Board
         Members shall determine  whether or not any proposed action  adequately remedies any irreconcilable material conflict, but in no event will any
         Participating  Fund be required to bear the expense of  establishing  a new funding  medium for any  Contract.  Insurance  Company shall not be required by this  Article to  establish  a new  funding  medium for any
         Contract  if an offer to do so has been  declined by vote of a majority
         of  the   Contractholders   materially   adversely   affected   by  the
         irreconcilable material conflict.

6.5 No action by Insurance Company taken or omitted, and no action by the Separate Account or any Participating Fund taken or omitted as a result of any act or failure to act by Insurance Company pursuant to this
         Article VI, shall relieve Insurance Company of its obligations under, or otherwise affect the operation of, Article V.

                                   ARTICLE VII

                       VOTING OF PARTICIPATING FUND SHARES

7.1      Each Participating Fund shall provide Insurance Company with copies, at no  cost  to  Insurance  Company,  of the  Participating  Fund's  proxy
         material,   reports  to  shareholders  and  other   communications   to
         shareholders  in such quantity as Insurance  Company  shall  reasonably require for distributing to Contractholders or Participants.

         Insurance Company shall:

                  (a) solicit voting instructions from Contractholders or Participants on a timely basis and in accordance with applicable law;

                  (b) vote the Participating Fund shares in accordance with instructions received from Contractholders or Participants; and

                  (c)  vote  the   Participating   Fund   shares  for  which  no
                  instructions  have been  received  in the same  proportion  as
                  Participating  Fund  shares for which  instructions  have been received.



         Insurance  Company  agrees  at all  times to vote its  General  Account shares in the same  proportion  as the  Participating  Fund  shares for
         which   instructions  have  been  received  from   Contractholders   or
         Participants.  Insurance  Company  further agrees to be responsible for assuring  that voting the  Participating  Fund shares for the  Separate
         Account is conducted in a manner  consistent  with other  Participating
         Companies.

7.2 Insurance Company agrees that it shall not, without the prior written consent of each applicable Participating Fund and Dreyfus, solicit, induce or encourage Contractholders to (a) change or supplement the Participating Fund's current investment adviser or (b) change, modify, substitute, add to or delete from the current investment media for the Contracts.

                                  ARTICLE VIII

                          MARKETING AND REPRESENTATIONS

8.1      Each Participating  Fund or its underwriter shall periodically  furnish
         Insurance Company with the following documents, in quantities as Insurance Company may reasonably request:

         a.       Current Prospectus and any supplements thereto; and

         b.       Other marketing materials.

         Expenses for the production of such documents shall be borne by Insurance Company in accordance with Section 5.2 of this Agreement.

8.2 Insurance Company shall designate certain persons or entities that shall have the requisite licenses to solicit applications for the sale of Contracts. No representation is made as to the number or amount of Contracts that are to be sold by Insurance Company. Insurance Company shall make reasonable efforts to market the Contracts and shall comply with all applicable federal and state laws in connection therewith.

8.3 Insurance Company shall furnish, or shall cause to be furnished, to each applicable Participating Fund or its designee, each piece of sales literature or other promotional material in which the Participating
         Fund, its investment adviser or the administrator is named, at least fifteen Business Days prior to its use. No such material shall be used unless the Participating Fund or its designee approves such material.
         Such approval (if given) must be in writing and shall be presumed not given if not received within ten Business Days after receipt of such material. Each applicable Participating Fund or its designee, as the case may be, shall use all reasonable efforts to respond within ten days of receipt.

8.4      Insurance   Company  shall  not  give  any   information  or  make  any
         representations  or  statements  on behalf of a  Participating  Fund or concerning  a  Participating  Fund in  connection  with the sale of the
         Contracts  other than the information or  representations  contained in the  registration  statement  or  Prospectus  of, as may be  amended or supplemented  from time to time, or in reports or proxy statements for, the  applicable  Participating  Fund,  or in sales  literature or other promotional material approved by the applicable Participating Fund.

8.5 Each Participating Fund shall furnish, or shall cause to be furnished, to Insurance Company, each piece of the Participating Fund's sales literature or other promotional material in which Insurance Company or the Separate Account is named, at least fifteen Business Days prior to its use. No such material shall be used unless Insurance Company approves such material. Such approval (if given) must be in writing and shall be presumed not given if not received within ten Business Days after receipt of such material. Insurance Company shall use all reasonable efforts to respond within ten days of receipt.

8.6       Each  Participating  Fund shall not,  in  connection  with the sale of
          Participating   Fund  shares,   give  any   information  or  make  any
          representations on behalf of Insurance Company or concerning Insurance
          Company,  the  Separate  Account,  or the  Contracts  other  than  the information or representations  contained in a registration  statement or prospectus  for the  Contracts,  as may be amended or  supplemented from time to time,  or in published  reports for the Separate  Account that are in the public  domain or  approved by  Insurance  Company for
          distribution  to   Contractholders   or  Participants,   or  in  sales
          literature  or  other  promotional   material  approved  by  Insurance
          Company.

8.7      For purposes of this Agreement,  the phrase "sales  literature or other promotional  material"  or words of  similar  import  include,  without limitation, advertisements (such as material published, or designed for use, in a newspaper,  magazine or other periodical,  radio, television, telephone or tape recording,  videotape  display,  signs or billboards, motion pictures or other public media),  sales  literature (such as any written  communication  distributed  or  made  generally  available  to customers  or the  public,  including  brochures,  circulars,  research reports,  market letters,  form letters,  seminar texts, or reprints or excerpts of any other  advertisement,  sales  literature,  or published article),  educational  or training  materials or other  communications distributed  or made  generally  available  to some  or all  agents  or
         employees,   registration  statements,   prospectuses,   statements  of
         additional  information,  shareholder reports and proxy materials,  and any other material  constituting  sales literature or advertising under
         National Association of Securities Dealers,  Inc. rules, the Act or the
         1933 Act.



                                   ARTICLE IX

                                 INDEMNIFICATION

9.1      Insurance   Company   agrees  to  indemnify   and  hold  harmless  each
         Participating  Fund,  Dreyfus,  each  respective  Participating  Fund's investment  adviser and  sub-investment  adviser (if applicable),  each respective  Participating  Fund's  distributor,  and  their  respective affiliates, and each of their directors, trustees, officers, employees, agents and each person,  if any, who controls or is associated with any of the foregoing entities or persons within the meaning of the 1933 Act
         (collectively,  the "Indemnified Parties" for purposes of Section 9.1), against any and all losses,  claims,  damages or  liabilities  joint or
         several  (including  any   investigative,   legal  and  other  expenses
         reasonably  incurred  in  connection  with,  and  any  amounts  paid in settlement  of, any action,  suit or proceeding or any claim  asserted)
         for which the Indemnified  Parties may become  subject,  under the 1933
         Act  or  otherwise,   insofar  as  such  losses,   claims,  damages  or
         liabilities  (or actions in respect to thereof) (i) arise out of or are based upon any untrue  statement  or alleged  untrue  statement  of any material fact contained in information  furnished by Insurance  Company for use in the registration statement or Prospectus or sales literature or advertisements of the respective  Participating Fund or with respect to the Separate Account or Contracts, or arise out of or are based upon the omission or the alleged  omission to state  therein a material fact required  to be stated  therein  or  necessary  to make the  statements therein  not  misleading;  (ii) arise out of or as a result of conduct, statements or representations (other than statements or representations contained in the Prospectus and sales literature or  advertisements  of the respective  Participating Fund) of Insurance Company or its agents, with respect to the sale and  distribution  of Contracts  for which the respective  Participating  Fund's shares are an underlying  investment;
         (iii) arise out of the wrongful conduct of Insurance Company or persons under its  control  with  respect  to the sale or  distribution  of the
         Contracts or the respective Participating Fund's shares; (iv) arise out of Insurance Company's incorrect  calculation and/or untimely reporting of net purchase or redemption orders; or (v) arise out of any breach by
         Insurance  Company of a material term of this  Agreement or as a result of any failure by Insurance Company to provide the services and furnish the materials or to make any payments  provided for in this  Agreement.
         Insurance  Company will reimburse any  Indemnified  Party in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that with respect to clauses (i) and (ii)
         above  Insurance  Company  will not be  liable  in any such case to the extent that any such loss, claim,  damage or liability arises out of or is based upon any untrue statement or omission or alleged omission made in  such  registration  statement,  prospectus,  sales  literature,  or advertisement  in  conformity  with  written  information  furnished to
         Insurance Company by the respective Participating Fund specifically for use  therein.  This  indemnity  agreement  will be in  addition  to any liability which Insurance Company may otherwise have.

9.2      Each Participating Fund severally agrees to indemnify and hold harmless
         Insurance  Company  and  each of its  directors,  officers,  employees, agents and each person,  if any, who controls  Insurance Company within the  meaning of the 1933 Act against  any  losses,  claims,  damages or liabilities to which Insurance  Company or any such director,  officer, employee,  agent or controlling  person may become  subject,  under the
         1933 Act or  otherwise,  insofar  as such  losses,  claims,  damages or liabilities  (or  actions in respect  thereof)  (1) arise out of or are based upon any untrue  statement  or alleged  untrue  statement  of any material fact contained in the registration  statement or Prospectus or sales  literature or  advertisements  of the  respective  Participating
         Fund;  (2) arise out of or are based upon the  omission to state in the
         registration   statement  or   Prospectus   or  sales   literature   or
         advertisements of the respective  Participating  Fund any material fact required  to be stated  therein  or  necessary  to make the  statements therein  not  misleading;  or (3) arise  out of or are  based  upon any untrue  statement or alleged  untrue  statement  of any  material  fact
         contained  in  the  registration   statement  or  Prospectus  or  sales
         literature or  advertisements  with respect to the Separate  Account or the Contracts and such statements were based on information provided to
         Insurance  Company  by  the  respective  Participating  Fund;  and  the respective  Participating  Fund  will  reimburse  any  legal  or  other expenses reasonably incurred by Insurance Company or any such director, officer,  employee,  agent or  controlling  person in  connection  with investigating or defending any such loss, claim,  damage,  liability or action; provided,  however, that the respective Participating Fund will not be liable in any such case to the extent that any such loss, claim, damage or liability  arises out of or is based upon an untrue statement or omission or alleged  omission made in such  registration  statement,
         Prospectus,  sales  literature or  advertisements  in  conformity  with written information  furnished to the respective  Participating Fund by
         Insurance  Company   specifically  for  use  therein.   This  indemnity
         agreement  will be in addition to any  liability  which the  respective
         Participating Fund may otherwise have.

9.3      Each  Participating  Fund severally  shall indemnify and hold Insurance
         Company harmless against any and all liability, loss, damages, costs or expenses which  Insurance  Company may incur,  suffer or be required to
         pay  due  to  the   respective   Participating   Fund's  (1)  incorrect
         calculation of the daily net asset value, dividend rate or capital gain distribution  rate;  (2)  incorrect  reporting  of the  daily net asset value,  dividend  rate  or  capital  gain  distribution  rate;  and (3)
         untimely  reporting  of the net asset value,  dividend  rate or capital gain distribution rate; provided that the respective Participating Fund shall have no  obligation  to  indemnify  and hold  harmless  Insurance
         Company if the incorrect calculation or incorrect or untimely reporting was the result of incorrect  information furnished by Insurance Company or information  furnished untimely by Insurance Company or otherwise as a result of or  relating  to a breach of this  Agreement  by  Insurance
         Company.

9.4      Promptly  after receipt by an  indemnified  party under this Article of notice of the commencement of any action,  such indemnified party will, if a claim in respect  thereof is to be made  against the  indemnifying party  under  this  Article,  notify  the  indemnifying  party  of  the commencement  thereof. The omission to so notify the indemnifying party will not relieve the  indemnifying  party from any liability under this
         Article IX, except to the extent that the omission results in a failure of actual notice to the indemnifying  party and such indemnifying party is damaged  solely as a result of the failure to give such  notice.  In case any such action is brought against any indemnified  party,  and it notified  the  indemnifying  party  of the  commencement  thereof,  the indemnifying party will be entitled to participate  therein and, to the extent  that it may wish,  assume the  defense  thereof,  with  counsel satisfactory  to such  indemnified  party,  and to the extent  that the indemnifying  party has given notice to such effect to the  indemnified party  and is  performing  its  obligations  under  this  Article,  the indemnifying  party shall not be liable for any legal or other expenses subsequently  incurred by such indemnified party in connection with the
         defense  thereof,   other  than  reasonable  costs  of   investigation.
         Notwithstanding the foregoing, in any such proceeding,  any indemnified party shall have the right to retain its own counsel,  but the fees and expenses of such  counsel  shall be at the expense of such  indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties  to any  such  proceeding  (including  any  impleaded  parties)
         include  both the  indemnifying  party  and the  indemnified  party and
         representation   of  both  parties  by  the  same   counsel   would  be
         inappropriate  due to actual or potential  differing  interests between them. The indemnifying  party shall not be liable for any settlement of any proceeding effected without its written consent.

         A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this Article IX.
         The provisions of this Article IX shall survive termination of this Agreement.

9.5      Insurance   Company   shall   indemnify   and  hold   each   respective
         Participating   Fund,  Dreyfus  and   sub-investment   adviser  of  the
         Participating  Fund harmless against any tax liability  incurred by the
         Participating Fund under Section 851 of the Code arising from purchases or redemptions by Insurance  Company's  General Accounts or the account of its affiliates.

                                    ARTICLE X

                          COMMENCEMENT AND TERMINATION

10.1 This Agreement shall be effective as of the date hereof and shall continue in force until terminated in accordance with the provisions herein.

10.2     This Agreement shall terminate without penalty:

               a.   As to any  Participating  Fund,  at the option of  Insurance
                    Company or the Participating Fund at any time from the date hereof upon 180 days' notice, unless a shorter time is agreed to by the respective Participating Fund and Insurance
                    Company;

               b.   As to any  Participating  Fund,  at the option of  Insurance
                    Company,  if  shares  of  that  Participating  Fund  are not
                    reasonably   available  to  meet  the  requirements  of  the
                    Contracts as determined by Insurance Company.  Prompt notice of election to  terminate  shall be  furnished  by Insurance
                    Company,  said  termination  to be effective  ten days after receipt  of  notice  unless  the  Participating  Fund  makes
                    available  a  sufficient   number  of  shares  to  meet  the
                    requirements of the Contracts within said ten-day period;

               c.   As to a  Participating  Fund,  at the  option  of  Insurance
                    Company,  upon the institution of formal proceedings against
                    that   Participating   Fund  by  the  Commission,   National
                    Association  of Securities  Dealers or any other  regulatory body,  the  expected  or  anticipated  ruling,  judgment  or outcome of which would,  in Insurance  Company's  reasonable
                    judgment,   materially  impair  that  Participating   Fund's
                    ability  to  meet  and  perform  the  Participating   Fund's
                    obligations and duties hereunder.  Prompt notice of election to terminate  shall be  furnished by Insurance  Company with said termination to be effective upon receipt of notice;

               d.   As  to  a   Participating   Fund,  at  the  option  of  each
                    Participating   Fund,   upon  the   institution   of  formal
                    proceedings  against  Insurance  Company by the  Commission,
                    National  Association  of  Securities  Dealers  or any other
                    regulatory   body,  the  expected  or  anticipated   ruling,
                    judgment  or outcome of which  would,  in the  Participating
                    Fund's  reasonable  judgment,  materially  impair  Insurance
                    Company's  ability to meet and perform  Insurance  Company's obligations and duties hereunder.  Prompt notice of election to terminate shall be furnished by such  Participating  Fund with  said  termination  to be  effective  upon  receipt  of notice;

               e.   As  to  a   Participating   Fund,  at  the  option  of  that
                    Participating   Fund,  if  the   Participating   Fund  shall
                    determine, in its sole judgment reasonably exercised in good faith,  that  Insurance  Company  has  suffered  a  material adverse change in its business or financial  condition or is the subject of material adverse  publicity and such material adverse  change or material  adverse  publicity is likely to have  a  material  adverse  impact  upon  the  business  and operation  of  that  Participating  Fund  or  Dreyfus,  such
                    Participating Fund shall notify Insurance Company in writing of such  determination  and its  intent  to  terminate  this
                    Agreement,  and  after  considering  the  actions  taken  by
                    Insurance  Company  and any other  changes in  circumstances since the giving of such notice,  such  determination of the
                    Participating  Fund shall  continue to apply on the sixtieth
                    (60th)  day  following  the  giving  of such  notice,  which sixtieth day shall be the effective date of termination;

               f.   As to a  Participating  Fund,  at the  option  of  Insurance
                    Company,  if Insurance Company shall determine,  in its sole
                    judgment  reasonably   exercised  in  good  faith  that  the
                    Participating Fund has suffered a material adverse change in its  business or  financial  condition  or is the subject of material adverse  publicity and such material adverse change or material  adverse  publicity is likely to have a material adverse impact upon the business and operations of Insurance
                    Company or its Separate Account, the Insurance Company shall
                    notify   the   Participating   Fund  in   writing   of  such
                    determination  and its intent to terminate  this  Agreement, and after considering the actions taken by the Participating
                    Fund and any other changes in circumstances since the giving of such notice,  such  determination  of  Insurance  Company shall continue to apply to the sixtieth (60th) day following the giving of such notice,  which  sixtieth day shall be the effective date of termination;

               g.   Upon  termination  of  the  Investment   Advisory  Agreement
                    between   that   Participating   Fund  and  Dreyfus  or  its
                    successors  unless Insurance Company  specifically  approves
                    the  selection  of  a  new  Participating   Fund  investment
                    adviser.  Such  Participating  Fund shall  promptly  furnish notice of such termination to Insurance Company;

               h.   As to a Participating  Fund, in the event that Participating
                    Fund's  shares  are  not  registered,   issued  or  sold  in
                    accordance  with   applicable   federal  law,  or  such  law
                    precludes   the  use  of  such  shares  as  the   underlying
                    investment  medium  of  Contracts  issued or to be issued by
                    Insurance   Company.    Termination   shall   be   effective
                    immediately  as to that  Participating  Fund  only upon such occurrence without notice;

               i.   At the option of a  Participating  Fund upon a determination by its Board in good  faith  that it is no longer  advisable
                    and  in  the  best   interests  of   shareholders   of  that
                    Participating  Fund to continue to operate  pursuant to this
                    Agreement. Termination pursuant to this Subsection (h) shall be  effective  upon  notice  by such  Participating  Fund to
                    Insurance Company of such termination;

               j. At the option of a Participating Fund if the Contracts cease to qualify as annuity contracts or life insurance policies, as applicable, under the Code, or if such Participating Fund reasonably believes that the Contracts may fail to so qualify;

               k. At the option of any party to this Agreement, upon another party's breach of any material provision of this Agreement;

               l. At the option of a Participating Fund, if the Contracts are not registered, issued or sold in accordance with applicable federal and/or state law; or

               m. Upon assignment of this Agreement, unless made with the written consent of every other non-assigning party.

         Any such termination  pursuant to Section 10.2a, 10.2d, 10.2e, 10.2f or
         10.2k herein shall not affect the operation of Article V of this Agreement. Any termination of this Agreement shall not affect the operation of Article IX of this Agreement.

10.3     Notwithstanding  any termination of this Agreement  pursuant to Section
         10.2 hereof,  each Participating Fund and Dreyfus may, at the option of the Participating Fund, continue to make available additional shares of that  Participating  Fund for as long as the Participating Fund desires pursuant  to the terms and  conditions  of this  Agreement  as provided below, for all Contracts in effect on the effective date of termination of this Agreement  (hereinafter  referred to as "Existing  Contracts").
         Specifically,  without  limitation,  if  that  Participating  Fund  and
         Dreyfus  so  elect  to  make  additional   Participating   Fund  shares
         available,  the owners of the Existing  Contracts or Insurance Company, whichever  shall have legal  authority  to do so, shall be permitted to reallocate  investments in that Participating  Fund, redeem investments in that  Participating  Fund and/or invest in that  Participating  Fund upon the making of  additional  purchase  payments  under the  Existing
         Contracts.  In the event of a termination of this Agreement pursuant to
         Section 10.2 hereof,  such Participating Fund and Dreyfus,  as promptly as is  practicable  under the  circumstances,  shall  notify  Insurance
         Company  whether Dreyfus and that  Participating  Fund will continue to make that Participating Fund's shares available after such termination.
         If such  Participating  Fund shares continue to be made available after such  termination,  the  provisions of this  Agreement  shall remain in effect and thereafter  either of that  Participating  Fund or Insurance
         Company may terminate the Agreement as to that  Participating  Fund, as so continued  pursuant to this Section 10.3,  upon prior written notice to the other party,  such notice to be for a period that is  reasonable under the circumstances  but, if given by the Participating  Fund, need not be for more than six months.

10.4 Termination of this Agreement as to any one Participating Fund shall not be deemed a termination as to any other Participating Fund unless
         Insurance Company or such other Participating Fund, as the case may be, terminates this Agreement as to such other Participating Fund in accordance with this Article X.

                                   ARTICLE XI

                                   AMENDMENTS

11.1 Any other changes in the terms of this Agreement, except for the addition or deletion of any Participating Fund as specified in Exhibit
         A, shall be made by agreement in writing between Insurance Company and each respective Participating Fund.

                                   ARTICLE XII

                                     NOTICE

12.1 Each notice required by this Agreement shall be given by certified mail, return receipt requested, to the appropriate parties at the following addresses:

         Insurance Company:         Allstate Life Insurance Company of New York
                                    3100 Sanders Road, Suite J5D
                                    Northbrook, IL  60062
                                    Attn:  Michael J. Velotta, ESQ.

         Participating Funds:       [Name of Fund]
                     c/o Premier Mutual Fund Services, Inc.

                                    200 Park Avenue
                                    New York, New York  10166

                  Attn: Vice President and Assistant Secretary

         with copies to:            [Name of Fund]
                                    c/o The Dreyfus Corporation
                                    200 Park Avenue
                                    New York, New York  10166
                                    Attn: General Counsel

                                    Stroock & Stroock & Lavan
                                    180 Maiden Lane
                                    New York, New York  10038-4982
                                    Attn:  Lewis G. Cole, Esq.
                                              Stuart H. Coleman, Esq.

         Notice shall be deemed to be given on the date of receipt by the addresses as evidenced by the return receipt.



                                  ARTICLE XIII

                                  MISCELLANEOUS

13.1 This Agreement has been executed on behalf of each Fund by the undersigned officer of the Fund in his capacity as an officer of the Fund. The obligations of this Agreement shall only be binding upon the assets and property of the Fund and shall not be binding upon any director, trustee, officer or shareholder of the Fund individually. It is agreed that the obligations of the Funds are several and not joint, that no Fund shall be liable for any amount owing by another Fund and that the Funds have executed one instrument for convenience only.

                                   ARTICLE XIV

                                       LAW

14.1 This Agreement shall be construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws.

                                   ARTICLE XV

                               FOREIGN TAX CREDITS

15.1     Each  Participating  Fund agrees to consult in advance  with  Insurance
         Company concerning any decision to elect or not to pass through the benefit of any foreign tax credits to the Participating Fund's shareholders pursuant to Section 853 of the Code.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be duly executed and attested as of the date first above written.

                                                     ALLSTATE LIFE INSURANCE COMPANY
                                                     OF NEW YORK
                                                     By:

                                      Its:

Attest:_____________________

                                                     DREYFUS LIFE AND ANNUITY INDEX FUND, INC. (d/b/a DREYFUS STOCK INDEX
                                                     FUND)
                                                     By:

                                      Its:

Attest:_____________________

                                                     THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
                                                     By:

                                      Its:

Attest:_____________________





                                                     DREYFUS VARIABLE INVESTMENT FUND
                                                     By:

                                      Its:

Attest:_____________________

                                                     DREYFUS INVESTMENT PORTFOLIOS
                                                     By:

                                      Its:

Attest:_____________________



                                    EXHIBIT A

                           LIST OF PARTICIPATING FUNDS

Exhibit 8(d)


                             PARTICIPATION AGREEMENT

                                      Among

                        VARIABLE INSURANCE PRODUCTS FUND,

                        FIDELITY DISTRIBUTORS CORPORATION

                                       and

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                THIS AGREEMENT, made and entered into as of the ___day of _______, 2000 by and among ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK, (hereinafter the "Company"), a New York corporation, on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"), and the VARIABLE INSURANCE PRODUCTS FUND, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter the "Fund") and FIDELITY DISTRIBUTORS CORPORATION (hereinafter the "Underwriter"), a Massachusetts corporation.

                WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts (collectively, the "Variable Insurance Products") to be offered by insurance companies which have entered into participation agreements with the Fund and the Underwriter (hereinafter "Participating Insurance Companies"); and

                WHEREAS, the beneficial interest in the Fund is divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets, any one or more of which may be made available under this Agreement, as may be amended from time to time by mutual agreement of the parties hereto (each such series hereinafter referred to as a "Portfolio"); and

                WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission, dated October 15, 1985 (File No. 812-6102), granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (hereinafter the "1940 Act") and Rules 6e-2(b) (15) and 6e-3(T) (b) (15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (hereinafter the "Shared Funding Exemptive Order"); and

                WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act"); and

                WHEREAS, Fidelity Management & Research Company (the "Adviser") is duly registered as an investment adviser under the federal Investment Advisers Act of 1940 and any applicable state securities law; and

                WHEREAS, the Company has registered or will register certain variable life insurance and variable annuity contracts under the 1933 Act; and

                WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforesaid variable annuity contracts; and

                WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act; and

                WHEREAS, the Underwriter is registered as a broker dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended, (hereinafter the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter "NASD"); and

                WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios on behalf of each Account to fund certain of the aforesaid variable life and variable annuity contracts and the Underwriter is authorized to sell such shares to unit investment trusts such as each Account at net asset value;

                NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and the Underwriter agree as follows:

                         ARTICLE I. Sale of Fund Shares

                1.1. The Underwriter agrees to sell to the Company those shares of the Fund which each Account orders, executing such orders on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the order for the shares of the Fund. For purposes of this Section 1.1, the Company shall be the designee of the Fund for receipt of such orders from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such order by 10:00 a.m. Boston time on the next following Business Day. Beginning within three months of the effective date of this Agreement, the Company agrees that orders for the purchase or redemption of shares of the Funds on behalf of the Accounts will be placed directly by the Company with the Funds or their transfer agent by electronic transmission. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the Securities and Exchange Commission.

                1.2. The Fund agrees to make its shares available indefinitely for purchase at the applicable net asset value per share by the Company and its Accounts on those days on which the Fund calculates its net asset value pursuant to rules of the Securities and Exchange Commission and the Fund shall use reasonable efforts to calculate such net asset value on each day which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the Board of Trustees of the Fund (hereinafter the "Board") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

                1.3. The Fund and the Underwriter agree that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts. No shares of any Portfolio will be sold to the general public.

                1.4. The Fund and the Underwriter will not sell Fund shares to any insurance company or separate account unless an agreement containing provisions substantially the same as Articles I, III, V, VII and Section 2.5 of
Article II of this Agreement is in effect to govern such sales.

                1.5. The Fund agrees to redeem for cash, on the Company's request, any full or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the request for redemption. For purposes of this Section 1.5, the Company shall be the designee of the Fund for receipt of requests for redemption from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such request for redemption on the next following Business Day.

                1.6. The Company agrees that purchases and redemptions of Portfolio shares offered by the then current prospectus of the Fund shall be made in accordance with the provisions of such prospectus. The Company agrees that all net amounts available under the variable annuity contracts with the form number(s) which are listed on Schedule A attached hereto and incorporated herein by this reference, as such Schedule A may be amended from time to time hereafter by mutual written agreement of all the parties hereto, (the "Contracts") shall be invested in the Fund, in such other Funds advised by the Adviser as may be mutually agreed to in writing by the parties hereto, or in the Company's general account, provided that such amounts may also be invested in an investment company other than the Fund.

                1.7. The Company shall pay for Fund shares on the next Business Day after an order to purchase Fund shares is made in accordance with the provisions of Section 1.1 hereof. Payment shall be in federal funds transmitted by wire. For purpose of Section 2.10 and 2.11, upon receipt by the Fund of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

                1.8. Issuance and transfer of the Fund's shares will be by book entry only. Stock certificates will not be issued to the Company or any Account. Shares ordered from the Fund will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

                1.9. The Fund shall furnish same day notice (by wire or telephone, followed by written confirmation) to the Company of any income, dividends or capital gain distributions payable on the Fund's shares. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio. The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

                1.10. The Fund shall make the net asset value per share for each Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated (normally by 6:30 p.m. Boston time) and shall use its best efforts to make such net asset value per share available by 7 p.m. Boston time.

                   ARTICLE II. Representations and Warranties

                2.1. The Company represents and warrants that the Contracts are or will be registered under the 1933 Act; that the Contracts will be issued and sold in compliance in all material respects with all applicable Federal and State laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a segregated asset account under the New York Insurance Code and has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts.

                2.2. The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the State of New York and all applicable federal and state securities laws and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the Registration Statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund or the Underwriter.

                2.3. The Fund represents that it is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

                2.4. The Company represents that the Contracts are currently treated as endowment or annuity insurance contracts, under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the Fund and the Underwriter immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

                2.5. (a) With respect to Initial Class shares, the Fund currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act or otherwise, although it may make such payments in the future. The Fund has adopted a "no fee" or "defensive" Rule 12b-1 Plan under which it makes no payments for distribution expenses. To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1, the Fund undertakes to have a board of trustees, a majority of whom are not interested persons of the Fund, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

          (b) With respect to Service Class shares, the Fund has adopted a Rule 12b-1 Plan under which it makes payments to finance distribution expenses. The Fund represents and warrants that it has a board of trustees, a majority of whom are not interested persons of the Fund, which has formulated and approved the Fund's Rule 12b-1 Plan to finance distribution expenses of the Fund and that any changes to the Fund's Rule 12b-1 Plan will be approved by a similarly constituted board of trustees.

                2.6. The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states except that the Fund represents that the Fund's investment policies, fees and expenses are and shall at all times remain in compliance with the laws of the State of New York and the Fund and the Underwriter represent that their respective operations are and shall at all times remain in material compliance with the laws of the State of New York to the extent required to perform this Agreement.

                2.7. The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the Fund shares in accordance with the laws of the State of New York and all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

                2.8. The Fund represents that it is lawfully organized and validly existing under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act.

                2.9. The Underwriter represents and warrants that the Adviser is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that the Adviser shall perform its obligations for the Fund in compliance in all material respects with the laws of the State of New York and any applicable state and federal securities laws.

                2.10. The Fund and Underwriter represent and warrant that all of their directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Rule 17g-(1) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

                2.11. The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage for the benefit of the Fund, and that said bond is issued by a reputable bonding company, includes coverage for larceny and embezzlement, and is in an amount not less than $5 million. The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Fund and the Underwriter in the event that such coverage no longer applies.

                ARTICLE III.  Prospectuses and Proxy Statements; Voting

                3.1. The Underwriter shall provide the Company with as many printed copies of the Fund's current prospectus and Statement of Additional Information as the Company may reasonably request. If requested by the Company in lieu thereof, the Fund shall provide camera-ready film containing the Fund's prospectus and Statement of Additional Information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or Statement of Additional Information for the Fund is amended during the year) to have the prospectus for the Contracts and the Fund's prospectus printed together in one document, and to have the Statement of Additional Information for the Fund and the Statement of Additional Information for the Contracts printed together in one document. Alternatively, the Company may print the Fund's prospectus and/or its Statement of Additional Information in combination with other fund companies' prospectuses and statements of additional information. Except as provided in the following three sentences, all expenses of printing and distributing Fund prospectuses and Statements of Additional Information shall be the expense of the Company. For prospectuses and Statements of Additional Information provided by the Company to its existing owners of Contracts in order to update disclosure annually as required by the 1933 Act and/or the 1940 Act, the cost of printing shall be borne by the Fund. If the Company chooses to receive camera-ready film in lieu of receiving printed copies of the Fund's prospectus, the Fund will reimburse the Company in an amount equal to the product of A and B where A is the number of such prospectuses distributed to owners of the Contracts, and B is the Fund's per unit cost of typesetting and printing the Fund's prospectus. The same procedures shall be followed with respect to the Fund's Statement of Additional Information.

                The Company agrees to provide the Fund or its designee with such information as may be reasonably requested by the Fund to assure that the Fund's expenses do not include the cost of printing any prospectuses or Statements of Additional Information other than those actually distributed to existing owners of the Contracts.

                3.2. The Fund's prospectus shall state that the Statement of Additional Information for the Fund is available from the Underwriter or the Company (or in the Fund's discretion, the Prospectus shall state that such Statement is available from the Fund).

                3.3. The Fund, at its expense, shall provide the Company with copies of its proxy statements, reports to shareholders, and other communications (except for prospectuses and Statements of Additional Information, which are covered in Section 3.1) to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

     3.4. If and to the extent required by law the Company shall: (i) solicit voting instructions from Contract owners; (ii) vote the Fund shares in accordance with instructions received from Contract owners; and (iii) vote Fund shares for which no instructions have been received in a particular separate account in the same proportion as Fund shares of such portfolio for which instructions have been received in that separate account, so long as and to the extent that the Securities and Exchange Commission continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Company reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts participating in the Fund calculates voting privileges in a manner consistent with the standards set forth on Schedule B attached hereto and incorporated herein by this reference, which standards will also be provided to the other Participating Insurance Companies.

                3.5. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the Securities and Exchange Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of trustees and with whatever rules the Commission may promulgate with respect thereto.

                   ARTICLE IV. Sales Material and Information

                4.1. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material in which the Fund or its investment adviser or the Underwriter is named, at least fifteen Business Days prior to its use. No such material shall be used if the Fund or its designee reasonably objects to such use within fifteen Business Days after receipt of such material.

                4.2. The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee or by the Underwriter, except with the permission of the Fund or the Underwriter or the designee of either.

                4.3. The Fund, Underwriter, or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or its separate account(s), is named at least fifteen Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use within fifteen Business Days after receipt of such material.

                4.4. The Fund and the Underwriter shall not give any information or make any representations on behalf of the Company or concerning the Company, each Account, or the Contracts other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

                4.5. The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, contemporaneously with the filing of such document with the Securities and Exchange Commission or other regulatory authorities.

                4.6. The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to the Contracts or each Account, contemporaneously with the filing of such document with the SEC or other regulatory authorities.

                4.7. For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, any of the following that refer to the Fund or any affiliate of the Fund: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, Statements of Additional Information, shareholder reports, and proxy materials.

                          ARTICLE V. Fees and Expenses

                5.1. The Fund and Underwriter shall pay no fee or other compensation to the Company under this agreement, except that if the Fund or any Portfolio adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, then the Underwriter may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the Underwriter in writing and such payments will be made out of existing fees otherwise payable to the Underwriter, past profits of the Underwriter or other resources available to the Underwriter. No such payments shall be made directly by the Fund.

                5.2. All expenses incident to performance by the Fund under this Agreement shall be paid by the Fund. The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale. The Fund shall bear the expenses for the cost of registration and qualification of the Fund's shares, preparation and filing of the Fund's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the Fund's shares.

                5.3. The Company shall bear the expenses of distributing the Fund's prospectus, proxy materials and reports to owners of Contracts issued by the Company.

                           ARTICLE VI. Diversification

                6.1. The Fund will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable contracts under the Code and the regulations issued thereunder. Without limiting the scope of the foregoing, the Fund will at all times comply with Section 817(h) of the Code and Treasury Regulation 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations. In the event of a breach of this Article VI by the Fund, it will take all reasonable steps (a) to notify Company of such breach and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Regulation 1.817-5.

                        ARTICLE VII. Potential Conflicts

                7.1.  The Board will  monitor the Fund for the  existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

                7.2. The Company will report any potential or existing conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded.

                7.3. If it is determined by a majority of the Board, or a majority of its disinterested trustees, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested trustees), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1), withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2), establishing a new registered management investment company or managed separate account.

                7.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the end of that six month period the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

                7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period, the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

                7.6. For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account's investment in the Fund and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination, provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

                7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

                          ARTICLE VIII. Indemnification

                8.1.  Indemnification By The Company

                8.1(a).  The Company  agrees to indemnify  and hold harmless the
Fund and each trustee of the Board and officers and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act
(collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

                      (i) arise out of or are based upon any  untrue  statements or alleged untrue statements of any material fact contained in the Registration Statement or prospectus for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in the Registration Statement or prospectus for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

                      (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or sales literature of the Fund not supplied by the Company, or persons under its control) or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund Shares; or

                      (iii) arise out of any untrue  statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Fund by or on behalf of the Company; or

                    (iv) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

                      (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company, as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.

     8.1(b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to the Fund, whichever is applicable.

     8.1(c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

     8.1(d). The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund Shares or the Contracts or the operation of the Fund.

                8.2.  Indemnification by the Underwriter

                8.2(a). The Underwriter agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company and its affiliated principal underwriter within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter which shall not be unreasonably withheld) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

                      (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or prospectus or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Fund by or on behalf of the Company for use in the Registration Statement or prospectus for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

                      (ii) arise  out  of  or  as  a  result  of  statements  or representations (other than statements or representations contained in the Registration Statement, prospectus or sales literature for the Contracts not supplied by the Underwriter or persons under its control) or wrongful conduct of the Fund, Adviser or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Fund shares; or

                      (iii)arise out of any untrue  statement or alleged  untrue statement of a material fact contained in a Registration Statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund; or

                      (iv) arise  as a  result  of any  failure  by the  Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements specified in Article VI of this Agreement); or

                      (v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter; as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

                8.2(b). The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to each Company or the Account, whichever is applicable.

                8.2(c). The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                8.2(d). The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account.

                8.3.  Indemnification By the Fund

                8.3(a). The Fund agrees to indemnify and hold harmless the Company, and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Fund and:

                    (i) arise as a result of any  failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure to comply with the diversification requirements specified in Article VI of this Agreement);or

                    (ii) arise out of or result from any material  breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund; as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof.

                8.3(b). The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company, the Fund, the Underwriter or each Account, whichever is applicable.

                8.3(c). The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a
reasonable   time  after  the  summons  or  other  first  legal  process  giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof. The Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                8.3(d). The Company and the Underwriter agree promptly to notify the Fund of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of either Account, or the sale or acquisition of shares of the Fund.

                           ARTICLE IX. Applicable Law

                9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of New York.

                9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the Securities and Exchange Commission may grant (including, but not limited to, the Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

                             ARTICLE X. Termination

 10.1. This Agreement shall continue in full force and effect until the first to occur of:

          (a) termination by any party for any reason by sixty (60) days advance written notice delivered to the other parties; or

               (b) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio based upon the Company's determination that shares of such Portfolio are not reasonably available to meet the requirements of the Contracts; or

               (c) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event any of the Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

               (d) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision, or if the Company reasonably believes that the Fund may fail to so qualify; or

               (e) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event that such Portfolio fails to meet the diversification requirements specified in Article VI hereof; or

               (f) termination by either the Fund or the Underwriter by written notice to the Company, if either one or both of the Fund or the Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that the Company and/or its affiliated companies has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

               (g) termination by the Company by written notice to the Fund and the Underwriter, if the Company shall determine, in its sole judgment exercised in good faith, that either the Fund or the Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

               (h) termination by the Fund or the Underwriter by written notice to the Company, if the Company gives the Fund and the Underwriter the written notice specified in Section 1.6(b) hereof and at the time such notice was given there was no notice of termination outstanding under any other provision of this Agreement; provided, however any termination under this Section 10.1(h) shall be effective forty five (45) days after the notice specified in Section 1.6(b) was given.

                10.2. Effect of Termination. Notwithstanding any termination of this Agreement, the Fund and the Underwriter shall at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts. The parties agree that this
Section 10.2 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.

                10.3 The Company shall not redeem Fund shares attributable to the Contracts (as opposed to Fund shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract Owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption") or (iii) as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act. Upon request, the Company will promptly furnish to the Fund and the Underwriter the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Fund and the Underwriter) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract Owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Fund or the Underwriter 90 days notice of its intention to do so.

                               ARTICLE XI. Notices

                Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

                If to the Fund:
                      82 Devonshire Street
                      Boston, Massachusetts  02109
                      Attention:  Treasurer

                If to the Company:
                      Allstate Life Insurance Company of New York
                      3100 Sanders Road, Suite J5D

                      Northbrook, IL  60062
                      Attention: Michael J. Velotta, Esq.

                If to the Underwriter:
                      82 Devonshire Street
                      Boston, Massachusetts  02109
                      Attention:  Treasurer

                           ARTICLE XII. Miscellaneous

                12.1 All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Board, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.

                12.2 Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.

                12.3 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

                12.4 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

                12.5 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

                12.6 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the California Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with the California Insurance Regulations and any other applicable law or regulations.

                12.7 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

                12.8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto; provided, however, that the Underwriter may assign this Agreement or any rights or obligations hereunder to any affiliate of or company under common control with the Underwriter, if such assignee is duly licensed and registered to perform the obligations of the Underwriter under this Agreement. The Company shall promptly notify the Fund and the Underwriter of any change in control of the Company.

     12.9. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee copies of the following reports:

                      (a) the Company's annual statement (prepared under statutory accounting principles) and annual report (prepared under generally accepted accounting principles ("GAAP"), if any), as soon as practical and in any event within 90 days after the end of each fiscal year;

                      (b) the Company's quarterly statements (statutory) (and GAAP, if any), as soon as practical and in any event within 45 days after the end of each quarterly period:

                      (c) any financial statement, proxy statement, notice or report of the Company sent to stockholders and/or policyholders, as soon as practical after the delivery thereof to stockholders;

                      (d) any registration statement (without exhibits) and financial reports of the Company filed with the Securities and Exchange Commission or any state insurance regulator, as soon as practical after the filing thereof;

                      (e) any other report submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company, as soon as practical after the receipt thereof.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative.

               ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

               By:         _________________________

               Name:  _________________________

               Title:      _________________________


               VARIABLE INSURANCE PRODUCTS FUND

               By:         ________________________
                           Robert C. Pozen
                           Senior Vice President

               FIDELITY DISTRIBUTORS CORPORATION

               By:         _______________________
                           Kevin J. Kelly
                           Vice President

                                   Schedule A

                   Separate Accounts and Associated Contracts

Name of Separate Account and                  Policy Form Numbers of Contracts
Date Established by Board of Directors        Funded By Separate Account

Allstate Life of New York           NYLU 446
Separate Account A -
December 15, 1995

                                   SCHEDULE B

                             PROXY VOTING PROCEDURE

The following is a list of procedures and corresponding responsibilities for the handling of proxies relating to the Fund by the Underwriter, the Fund and the Company. The defined terms herein shall have the meanings assigned in the Participation Agreement except that the term "Company" shall also include the department or third party assigned by the Insurance Company to perform the steps delineated below.

1. The number of proxy proposals is given to the Company by the Underwriter as early as possible before the date set by the Fund for the shareholder meeting to facilitate the establishment of tabulation procedures. At this time the Underwriter will inform the Company of the Record, Mailing and Meeting dates. This will be done verbally approximately two months before meeting.

2. Promptly after the Record Date, the Company will perform a "tape run", or other activity, which will generate the names, addresses and number of units which are attributed to each contractowner/policyholder (the "Customer") as of the Record Date. Allowance should be made for account adjustments made after this date that could affect the status of the Customers' accounts as of the Record Date.

        Note: The number of proxy statements is determined by the activities described in Step #2. The Company will use its best efforts to call in the number of Customers to Fidelity, as soon as possible, but no later than two weeks after the Record Date.

3. The Fund's Annual Report no longer needs to be sent to each Customer by the Company either before or together with the Customers' receipt of a proxy statement. Underwriter will provide the last Annual Report to the Company pursuant to the terms of Section 3.3 of the Agreement to which this Schedule relates.

4. The text and format for the Voting Instruction Cards ("Cards" or "Card") is provided to the Company by the Fund. The Company, at its expense, shall produce and personalize the Voting Instruction Cards. The Legal Department of the Underwriter or its affiliate ("Fidelity Legal") must approve the Card before it is printed. Allow approximately 2-4 business days for printing information on the Cards. Information commonly found on the Cards includes:

               a.     name (legal name as found on account registration)
               b.     address
               c.     Fund or account number
               d.     coding to state number of units
               e.     individual Card number for use in tracking and verification of votes (already on Cards as printed by the Fund)

(This and related steps may occur later in the chronological process due to possible uncertainties relating to the proposals.)

5. During this time, Fidelity Legal will develop, produce, and the Fund will pay for the Notice of Proxy and the Proxy Statement (one document).
        Printed and folded notices and statements will be sent to Company for insertion into envelopes (envelopes and return envelopes are provided and paid for by the Insurance Company). Contents of envelope sent to Customers by Company will include:

                a.       Voting Instruction Card(s)
                b.       One proxy notice and statement (one document)
                c.       return envelope (postage pre-paid by Company) addressed to the Company or its tabulation agent
                d.       "urge buckslip" - optional, but recommended. (This is a small, single sheet of paper that requests Customers to vote as quickly as possible and that their vote is important.  One copy will be supplied by the Fund.)
                e.       cover letter - optional, supplied by Company and reviewed and approved in advance by
                         Fidelity Legal.

6. The above contents should be received by the Company approximately 3-5 business days before mail date. Individual in charge at Company reviews and approves the contents of the mailing package to ensure correctness and completeness. Copy of this approval sent to Fidelity Legal.

7.      Package mailed by the Company.
        * The Fund must allow at least a 15-day solicitation time to the Company as the shareowner. (A 5-week period is recommended.) Solicitation time is calculated as calendar days from (but not including) the meeting, counting backwards.

8. Collection and tabulation of Cards begins. Tabulation usually takes place in another department or another vendor depending on process used. An often used procedure is to sort Cards on arrival by proposal into vote categories of all yes, no, or mixed replies, and to begin data entry.

        Note: Postmarks are not generally needed. A need for postmark information would be due to an insurance company's internal procedure and has not been required by Fidelity in the past.

9. Signatures on Card checked against legal name on account registration which was printed on the Card.

        Note: For Example, If the account registration is under "Bertram C. Jones, Trustee," then that is the exact legal name to be printed on the Card and is the signature needed on the Card.

10. If Cards are mutilated, or for any reason are illegible or are not signed properly, they are sent back to Customer with an explanatory letter, a new Card and return envelope. The mutilated or illegible Card is disregarded and considered to be not received for purposes of vote tabulation. Any Cards that have "kicked out" (e.g. mutilated, illegible) of the procedure are "hand verified," i.e., examined as to why they did not complete the system. Any questions on those Cards are usually remedied individually.

11. There are various control procedures used to ensure proper tabulation of votes and accuracy of that tabulation. The most prevalent is to sort the Cards as they first arrive into categories depending upon their vote; an estimate of how the vote is progressing may then be calculated. If the initial estimates and the actual vote do not coincide, then an internal audit of that vote should occur. This may entail a recount.

12. The actual tabulation of votes is done in units which is then converted to shares. (It is very important that the Fund receives the tabulations stated in terms of a percentage and the number of shares.) Fidelity Legal must review and approve tabulation format.

13. Final tabulation in shares is verbally given by the Company to Fidelity Legal on the morning of the meeting not later than 10:00 a.m. Boston time. Fidelity Legal may request an earlier deadline if required to calculate the vote in time for the meeting.

14. A Certification of Mailing and Authorization to Vote Shares will be required from the Company as well as an original copy of the final vote. Fidelity Legal will provide a standard form for each Certification.

15. The Company will be required to box and archive the Cards received from the Customers. In the event that any vote is challenged or if otherwise necessary for legal, regulatory, or accounting purposes, Fidelity Legal will be permitted reasonable access to such Cards.

16. All approvals and "signing-off" may be done orally, but must always be followed up in writing.

Exhibit 8(f)

                    AMENDMENT TO FUND PARTICIPATION AGREEMENT

     Glenbrook Life and Annuity Company, Templeton Variable Products Series Fund and Franklin Templeton Distributors, Inc. hereby amend their Fund Participation Agreement dated as of January 10, 1999, ("Agreement"), by:

1. Adding Allstate Life Insurance Company of New York, a life insurance company organized under the laws of New York, as a party to the Agreement between and among Templeton Variable Products Series Fund (the "Trust"), an open-end management investment company organized as a business trust under Massachusetts law, Franklin Templeton Distributors, Inc., a California corporation, the Trust's principal underwriter (the "Underwriter") and Glenbrook Life and Annuity Company, a life insurance company organized as a corporation under Illinois law (the "Company"). Both Allstate Life Insurance Company of New York and Glenbrook Life and Annuity Company shall hereinafter be referred to as the "Company."

2. Adding Section, "Agreement"

                                    Agreement

1.0 Form of Agreement. This Agreement shall create a separate agreement for each Company as though each Company had separately executed an identical Fund Participation Agreement with the Trust and the Underwriter. No rights, responsibilities or liabilities arising under the Agreement as it pertains to one Company shall be enforceable by or against any party to the Agreement as it pertains to another Company.

3. Adding Allstate Life Insurance Company of New York to Article VII, "Notices"

                            If to the Company:
                                    Allstate Life Insurance Company of New York

                                    Suite J5B

                                    3100 Sanders Road
                                    Northbrook, IL 60062
                                    Attention: Angela King, Esq.

4.   Replacing  Schedule A of the Agreement with Amended Schedule A-C, attached;
     and

5.   Replacing Schedule E of the Agreement with Amended Schedule E, attached;

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Amendment to Fund Participation Agreement, to be effective as of [ ], 1999.


Glenbrook Life and Annuity Company                                    Templeton Variable Products Series Fund
By its authorized officer                                             By its authorized officer

By:                                                                   By:
   ----------------------------------------------------
Name: John Hunter                                                     Name: Karen L. Skidmore
Title:   Senior Vice President and Director                           Title:  Assistant Vice President and
                                                                                 Assistant Secretary

Allstate Life Insurance Company of New York                           Franklin Templeton Distributors, Inc.
-------------------------------------------                           -------------------------------------
By its authorized officer                                             By its authorized officer

By:___________________________________                                By:
Name:  John Hunter                                                    Name:  Deborah Gatzek
Title:    Senior Vice President and Director                          Title:    Senior Vice President




                                                            SCHEDULE A - C

                                        Contracts Issued by Glenbrook Life and Annuity Company
                                           and Allstate Life of New York

--------------------------- ------------------------------- ------------------------------- -------------------------------
                                      Contract 1                      Contract 2                      Contract 3
--------------------------- ------------------------------- ------------------------------- -------------------------------
--------------------------- ------------------------------- ------------------------------- -------------------------------
   Contract/Product Name    STI Classic Variable Annuity    Glenbrook Provider Variable     Allstate Provider Variable
   ----------------------
         and Type                                           Annuity                         Annuity
         --------
--------------------------- ------------------------------- ------------------------------- -------------------------------
--------------------------- ------------------------------- ------------------------------- -------------------------------
Registered (Y/N)                         Yes                             Yes                              No
--------------------------- ------------------------------- ------------------------------- -------------------------------
--------------------------- ------------------------------- ------------------------------- -------------------------------
SEC Registration Number

-1933 Act                             033-00999                       333-00999             Product in development

--------------------------- ------------------------------- ------------------------------- -------------------------------
--------------------------- ------------------------------- ------------------------------- -------------------------------
Representative Form

Numbers                                GLAU246              GLAU228, GLAU229
                                                            GLA14
--------------------------- ------------------------------- ------------------------------- -------------------------------
--------------------------- ------------------------------- ------------------------------- -------------------------------
Separate Account            Glenbrook Life and Annuity      Glenbrook Life Multi-Manager    Allstate Life of New York
Name/Date Established       Company Variable Annuity        Variable Account                Separate Account A
                            Account -
--------------------------- ------------------------------- ------------------------------- -------------------------------
--------------------------- ------------------------------- ------------------------------- -------------------------------
SEC Registration Number -

1940 Act                               811-7541                        811-7541

--------------------------- ------------------------------- ------------------------------- -------------------------------
--------------------------- ------------------------------- ------------------------------- -------------------------------
Templeton Variable          TVP - Templeton Bond Fund -     TVP - Templeton Stock Fund -    TVP - Templeton Stock Fund -
Products Series Fund        Class 2 - Templeton             Class 2 - Templeton             Class 2 - Templeton
("TVP") -Portfolios and     Investment Counsel, Inc.        Investment Counsel, Inc.        Investment Counsel, Inc.
Classes - Adviser

                            TVP - Templeton Stock Fund -    TVP - Templeton International   TVP - Templeton International
                            Class 2 - Templeton             Fund - Class 2 - Templeton      Fund - Class 2 - Templeton
                            Investment Counsel, Inc.        Investment Counsel, Inc.        Investment Counsel, Inc.

                                                            TVP - Templeton Developing      TVP - Templeton Developing
                                                            Markets Fund - Class 2 -        Markets Fund - Class 2 -
                                                            Templeton Asset Management,     Templeton Asset Management,
                                                            Ltd.                            Ltd.

                                                            TVP - Mutual  Shares
                                                            TVP - Mutual  Shares
                                                            Investments  Fund  -
                                                            Class       2      -
                                                            Investments  Fund  -
                                                            Class  2 -  Franklin
                                                            Mutual     Advisers,
                                                            LLC. Franklin Mutual
                                                            Advisers, LLC.

                                                            TVP - Franklin Small Cap        TVP - Franklin Small Cap
                                                            Investments Fund - Class 2      Investments Fund - Class 2
                                                            -Franklin Advisers, Inc.        -Franklin Advisers, Inc.
--------------------------- ------------------------------- ------------------------------- -------------------------------


                                                            SCHEDULE A - C

                                             Contracts Issued by Glenbrook Life and Annuity Company
                                                         and Allstate Life of New York

--------------------------- ------------------------------- ------------------------------- -------------------------------
                                      Contract 4                      Contract 5                      Contract 6
--------------------------- ------------------------------- ------------------------------- -------------------------------
--------------------------- ------------------------------- ------------------------------- -------------------------------
Contract/Product Name and   Allstate Custom Portfolio

           Type             Variable Annuity

--------------------------- ------------------------------- ------------------------------- -------------------------------
--------------------------- ------------------------------- ------------------------------- -------------------------------
Registered (Y/N)                         Yes

--------------------------- ------------------------------- ------------------------------- -------------------------------
--------------------------- ------------------------------- ------------------------------- -------------------------------
SEC Registration Number

-1933 Act                       Product in development

--------------------------- ------------------------------- ------------------------------- -------------------------------
--------------------------- ------------------------------- ------------------------------- -------------------------------
Representative Form

Numbers                                NYLU446
--------------------------- ------------------------------- ------------------------------- -------------------------------
--------------------------- ------------------------------- ------------------------------- -------------------------------
Separate Account            Allstate Life of New York
Name/Date Established       Separate Account A

--------------------------- ------------------------------- ------------------------------- -------------------------------
--------------------------- ------------------------------- ------------------------------- -------------------------------
SEC Registration Number -
1940 Act

--------------------------- ------------------------------- ------------------------------- -------------------------------
--------------------------- ------------------------------- ------------------------------- -------------------------------
Templeton Variable          TVP - Templeton Asset
Products Series Fund        Allocation Fund - Class 2 -
("TVP") -Portfolios and     Templeton Investment Counsel,
Classes - Adviser           Inc.

                          TVP - Templeton International

                           Fund - Class 2 - Templeton

                            Investment Counsel, Inc.

--------------------------- ------------------------------- ------------------------------- -------------------------------


                                                                      SCHEDULE D

                                            Other Portfolios Available under the Contracts

--------------------------------------------------------------------- -----------------------------------------------------
AIM V.I. Balanced                                                     MFS Emerging Growth Series
--------------------------------------------------------------------- -----------------------------------------------------
--------------------------------------------------------------------- -----------------------------------------------------
AIM V.I. Diversified Income                                           MFS Research Series
--------------------------------------------------------------------- -----------------------------------------------------
--------------------------------------------------------------------- -----------------------------------------------------
AIM V.I. International Equity                                         MFS Growth with Income Series
--------------------------------------------------------------------- -----------------------------------------------------
--------------------------------------------------------------------- -----------------------------------------------------
AIM V.I. Growth                                                       MFS New Discovery Series
--------------------------------------------------------------------- ------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------
AIM V.I. Value

--------------------------------------------------------------------- ------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------
AIM V.I. Growth & Income                                              Oppenheimer Aggressive Growth
--------------------------------------------------------------------- ------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------
AIM V.I. Government Securities                                        Oppenheimer Capital Appreciation
--------------------------------------------------------------------- ------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------
AIM V.I. High Yield                                                   Oppenheimer Global Securities
--------------------------------------------------------------------- ------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------
AIM V.I. Capital Appreciation                                         Oppenheimer Main Street Growth & Income
--------------------------------------------------------------------- ------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------
                                                                      Oppenheimer Multiple Strategies

--------------------------------------------------------------------- ------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------
Dreyfus Socially Responsible Growth                                   Oppenheimer Strategic Bond
--------------------------------------------------------------------- ------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------
Dreyfus Stock Index

--------------------------------------------------------------------- ------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------
Dreyfus VIF Growth & Income                                           Goldman Sachs VIT Capital Growth
--------------------------------------------------------------------- -----------------------------------------------------
--------------------------------------------------------------------- -----------------------------------------------------
Dreyfus VIF Money Market                                              Goldman Sachs VIT CORE Small Cap Equity
--------------------------------------------------------------------- ------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------
Dreyfus Capital Appreciation                                          Goldman Sachs VIT CORE U.S. Equity
--------------------------------------------------------------------- ------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------
                                                                      Goldman Sachs VIT Global Income

--------------------------------------------------------------------- -----------------------------------------------------
--------------------------------------------------------------------- -----------------------------------------------------
Federated Prime Money Fund II                                         Goldman Sachs VIT International Equity
--------------------------------------------------------------------- -----------------------------------------------------
--------------------------------------------------------------------- -----------------------------------------------------

--------------------------------------------------------------------- -----------------------------------------------------
--------------------------------------------------------------------- -----------------------------------------------------
Fidelity VIP Equity-Income                                            Morgan Stanley Dean Witter Equity Growth
--------------------------------------------------------------------- -----------------------------------------------------
--------------------------------------------------------------------- -----------------------------------------------------
Fidelity VIP Growth                                                   Morgan Stanley Dean Witter Mid Cap Value
--------------------------------------------------------------------- -----------------------------------------------------
--------------------------------------------------------------------- -----------------------------------------------------
Fidelity VIP High Income                                              Morgan Stanley Dean Witter Fixed Income
--------------------------------------------------------------------- -----------------------------------------------------
--------------------------------------------------------------------- -----------------------------------------------------
Fidelity VIP Overseas                                                 Morgan Stanley Dean Witter Value
--------------------------------------------------------------------- -----------------------------------------------------
--------------------------------------------------------------------- ----------------------------------------------------
Fidelity VIP II Contrafund                                            Morgan Stanley Dean Witter Global Equity
--------------------------------------------------------------------- ----------------------------------------------------
--------------------------------------------------------------------- ----------------------------------------------------
Fidelity VIP II Index 500
--------------------------------------------------------------------- -----------------------------------------------------
--------------------------------------------------------------------- -----------------------------------------------------
Fidelity VIP Growth Opportunities                                     STI Capital Appreciation
--------------------------------------------------------------------- -----------------------------------------------------
--------------------------------------------------------------------- -----------------------------------------------------
                                                                      STI International Equity

--------------------------------------------------------------------- -----------------------------------------------------
--------------------------------------------------------------------- -----------------------------------------------------
                                                                      STI Investment Grade Bond

--------------------------------------------------------------------- ----------------------------------------------------
--------------------------------------------------------------------- ----------------------------------------------------
                                                                      STI Mid-Cap Equity

--------------------------------------------------------------------- -------------------------------------------------
--------------------------------------------------------------------- ----------------------------------------------------
                                                                      STI Small Cap Equity

--------------------------------------------------------------------- -----------------------------------------------------
--------------------------------------------------------------------- -----------------------------------------------------
                                                                      STI Value Income Stock

--------------------------------------------------------------------- -----------------------------------------------------
--------------------------------------------------------------------- -----------------------------------------------------
                                                                      STI Growth and Income

--------------------------------------------------------------------- ----------------------------------------------------
--------------------------------------------------------------------- ----------------------------------------------------
                                                                      STI Quality Stock Growth

--------------------------------------------------------------------- ----------------------------------------------------

                                   SCHEDULE E

                                RULE 12B-1 PLANS

                              Compensation Schedule

Each Portfolio named below shall pay the following amounts pursuant to the terms and conditions referenced below under its Class 2 Rule 12b-1 Distribution Plan, stated as a percentage per year of Class 2's average daily net assets represented by shares of Class 2.

Portfolio Name                                       Maximum Annual Payment Rate
--------------------------------------------------------------------------------
Templeton Bond Fund                                                    0.15%
Templeton Stock Fund                                                   0.25%
Templeton Developing Markets Fund                             0.25%
Templeton International Fund                                           0.25%
Templeton Asset Allocation Fund                               0.25%
Mutual Shares     Investments Fund                            0.25%
Frankllin Small Cap Investments Fund                          0.25%

                                                         Agreement Provisions

If the Company, on behalf of any Account, purchases Trust Portfolio shares ("Eligible Shares") which are subject to a Rule 12b-1 Plan adopted under the 1940 Act (the "Plan"), the Company may participate in the Plan.

To the extent the Company or its affiliates, agents or designees (collectively "you") you provide administrative and other services which assist in the promotion and distribution of Eligible Shares or Variable Contracts offering Eligible Shares, the Underwriter, the Trust or their affiliates (collectively, "we") may pay you a Rule 12b-1 fee. "Administrative and other services" may include, but are not limited to, furnishing personal services to owners of Contracts which may invest in Eligible Shares ("Contract Owners"), answering routine inquiries regarding a Portfolio, coordinating responses to Contract Owner inquiries regarding the Portfolios, maintaining such accounts or providing such other enhanced services as a Trust Portfolio or Contract may require, maintaining customer accounts and records, or providing other services eligible for service fees as defined under NASD rules. Your acceptance of such compensation is your acknowledgment that eligible services have been rendered. All Rule 12b-1 fees, shall be based on the value of Eligible Shares owned by the Company on behalf of its Accounts, and shall be calculated on the basis and at the rates set forth in the Compensation Schedule stated above. The aggregate annual fees paid pursuant to each Plan shall not exceed the amounts stated as the "annual maximums" in the Portfolio's prospectus, unless an increase is approved by shareholders as provided in the Plan. These maximums shall be a specified percent of the value of a Portfolio's net assets attributable to Eligible Shares owned by the Company on behalf of its Accounts (determined in the same manner as the Portfolio uses to compute its net assets as set forth in its effective Prospectus).

You shall furnish us with such information as shall reasonably be requested by the Trust's Boards of Trustees ("Trustees") with respect to the Rule 12b-1 fees paid to you pursuant to the Plans. We shall furnish to the Trustees, for their review on a quarterly basis, a written report of the amounts expended under the Plans and the purposes for which such expenditures were made.

The Plans and provisions of any agreement relating to such Plans must be approved annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and who have no financial interest in the Plans or any related agreement ("Disinterested Trustees"). Each Plan may be terminated at any time by the vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares as provided in the Plan, on sixty
(60) days' written notice, without payment of any penalty. The Plans may also be terminated by any act that terminates the Underwriting Agreement between the Underwriter and the Trust, and/or the management or administration agreement between Franklin Advisers, Inc. or Templeton Investment Counsel, Inc. or their affiliates and the Trust. Continuation of the Plans is also conditioned on Disinterested Trustees being ultimately responsible for selecting and nominating any new Disinterested Trustees. Under Rule 12b-1, the Trustees have a duty to request and evaluate, and persons who are party to any agreement related to a Plan have a duty to furnish, such information as may reasonably be necessary to an informed determination of whether the Plan or any agreement should be implemented or continued. Under Rule 12b-1, the Trust is permitted to implement or continue Plans or the provisions of any agreement relating to such Plans from year-to-year only if, based on certain legal considerations, the Trustees are able to conclude that the Plans will benefit each affected Trust Portfolio and class. Absent such yearly determination, the Plans must be terminated as set forth above. In the event of the termination of the Plans for any reason, the provisions of this Schedule E relating to the Plans will also terminate.

Any obligation assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Trust and no person shall seek satisfaction thereof from shareholders of the Trust. You agree to waive payment of any amounts payable to you by Underwriter under a Plan until such time as the Underwriter has received such fee from the Fund.

The   provisions  of  the  Plans  shall  control  over  the  provisions  of  the
Participation Agreement, including this Schedule E, in the event of any inconsistency.

You agree to provide complete disclosure as required by all applicable statutes, rules and regulations of all rule 12b-1 fees received from us in the prospectus of the contracts.

Exhibit 8(g)
                                      A - 1

                             PARTICIPATION AGREEMENT

                                      Among

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK,

                            VARIABLE INSURANCE FUNDS,

                       HSBC ASSET MANAGEMENT AMERICAS INC.

                                       and

                               BISYS FUND SERVICES

     THIS AGREEMENT, dated as of the ___ day of , 2000 by and among Allstate Life Insurance Company of New York (the "Company"), a New York life insurance company, on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A hereto as may be amended from time to time (each account hereinafter referred to as the "Account"), Variable Insurance Funds (the "Fund"), a Massachusetts business trust, HSBC Asset Management Americas Inc. (the "Adviser"), a New York corporation and BISYS Fund Services (the "Underwriter"), a [INSERT STATE]corporation.

     WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance and variable annuity contracts (the "Variable Insurance Products") to be offered by insurance companies which have entered into participation agreements with the Fund and the Adviser ("Participating Insurance Companies");

     WHEREAS, the shares of beneficial interest of the Fund are divided into several series of shares, each designated a "Portfolio" and representing the interest in a particular managed portfolio of securities and other assets;

     WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission (the "SEC") dated December 10, 1998 (Variable Insurance Funds, et al., File No. 812-10694, Investment Company Act Rel. No. 23594) granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, if and to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies, qualified pension and retirement plans outside of the separate account context, the manager of a Fund or certain related corporations, and the general account of a life insurance company, or certain related corporations, whose separate account holds, or will hold, shares of the Fund (the "Mixed and Shared Funding Exemptive Order"), and the Fund hereby provides notice to the Company that appropriate prospectus disclosure regarding potential risks of mixed and shared funding may be appropriate;

     WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and shares of the Portfolios are registered under the Securities Act of 1933, as amended (the "1933 Act");

     WHEREAS, the Adviser, which serves as investment adviser to certain Portfolios of the Fund, is duly registered as an investment adviser under the federal Investment Advisers Act of 1940, as amended;

     WHEREAS, the Company has issued or will issue certain variable life insurance and/or variable annuity contracts supported wholly or partially by an Account (the "Contracts"), and said Contracts are listed in Schedule A hereto, as it may be amended from time to time by mutual written agreement;

     WHEREAS, each Account is duly established and maintained as a segregated asset account, duly established by the Company, to set aside and invest assets attributable to the aforesaid Contracts;

     WHEREAS, the Underwriter, which serves as distributor to the Fund, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); and

     WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios listed in Schedule A hereto, as it may be amended from time to time by mutual written agreement (the "Designated Portfolios") on behalf of the Account to fund the aforesaid Contracts, and the Underwriter is authorized to sell such shares to the Account at net asset value;

     NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and the Adviser agree as follows:

ARTICLE I.  Sale of Fund Shares

1.1. The Fund has granted to the Underwriter exclusive authority to distribute the Fund's shares, and has agreed to instruct, and has so instructed, the Underwriter to make available to the Company, for purchase on behalf of the Account, Fund shares of those Designated Portfolios selected by the Adviser. Pursuant to such authority and instructions, and subject to
     Article X hereof, the Underwriter shall make available to the Company for purchase on behalf of the Account, shares of those Designated Portfolios listed on Schedule A to this Agreement, such purchases to be effected at net asset value in accordance with Section 1.3 of this Agreement. Notwithstanding the foregoing, (i) Fund series (other than those listed on Schedule A) in existence now or that may be established in the future will be made available to the Company only as the Fund and the Adviser may so provide, and (ii) the Board of Trustees of the Fund (the "Board") may suspend or terminate the offering of Fund shares of any Designated Portfolio or class thereof, if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, suspension or termination is necessary in the best interests of the shareholders of such Designated Portfolio.

1.2. The Fund shall redeem, at the Company's request, any full or fractional Designated Portfolio shares held by the Company on behalf of the Account, such redemptions to be effected at net asset value in accordance with
     Section 1.3 of this Agreement. Notwithstanding the foregoing, (i) the Company shall not redeem Fund shares attributable to Contract owners except in the circumstances permitted in Section 10.3 of this Agreement, and (ii) the Fund may delay redemption of Fund shares of any Designated Portfolio to the extent permitted by the 1940 Act, and any rules, regulations or orders thereunder.

1.3.     Purchase and Redemption Procedures

     (a) The Fund hereby appoints the Company as an agent of the Fund for the limited purpose of receiving purchase and redemption requests on behalf of the Account (but not with respect to any Fund shares that may be held in the general account of the Company) for shares of those Designated Portfolios made available hereunder, based on allocations of amounts to the Account or subaccounts thereof under the Contracts and other transactions relating to the Contracts or the Account. Receipt of any such request (or relevant transactional information therefor) on any day the New York Stock Exchange is open for trading and on which a Designated Portfolio calculates its net asset value pursuant to the rules of the SEC (a "Business Day") by the Company as such limited agent of the Fund prior to the time that the Designated Portfolio ordinarily calculates its net asset value as described from time to time in the Fund's prospectus, shall constitute receipt by the Fund on that same Business Day, provided that the Fund receives notice of such request by 9:30 a.m. Eastern Time on the next following Business Day.

     (b) The Company shall pay for shares of each Designated Portfolio on the same day that it notifies the Fund of a purchase request for such shares. Payment for Designated Portfolio shares shall be made in federal funds transmitted to the Fund by wire to be received by the Fund by noon, Eastern Time, on the day the Fund is notified of the purchase request for Designated Portfolio shares (unless the Fund determines and so advises the Company that sufficient proceeds are available from redemption of shares of other Designated Portfolios effected pursuant to redemption requests tendered by the Company on behalf of the Account). If federal funds are not received on time, such funds will be invested, and Designated Portfolio shares purchased thereby will be issued, as soon as practicable and the Company shall promptly, upon the Fund's request, reimburse the Fund for any charges, costs, fees, interest or other expenses incurred by the Fund in connection with any advances to, or borrowing or overdrafts by, the Fund, or any similar expenses incurred by the Fund, as a result of portfolio transactions effected by the Fund based upon such purchase request. Upon receipt of federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

     (c) Payment for Designated Portfolio shares redeemed by the Account or the Company shall be made in federal funds transmitted by wire to the Company or any other designated person on the next Business Day after the Fund is properly notified of the redemption order of such shares (unless redemption proceeds are to be applied to the purchase of shares of other Designated Portfolios in accordance with Section 1.3(b) of this Agreement), except that the Fund reserves the right to redeem Designated Portfolio shares in assets other than cash and to delay payment of redemption proceeds to the extent permitted under
          Section 22(e) of the 1940 Act and any Rules thereunder, and in accordance with the procedures and policies of the Fund as described in the then current prospectus. The Fund shall not bear any responsibility whatsoever for the proper disbursement or crediting of redemption proceeds by the Company, the Company alone shall be responsible for such action.

     (d) Any purchase or redemption request for Designated Portfolio shares held or to be held in the Company's general account shall be effected at the net asset value per share next determined after the Fund's receipt of such request, provided that, in the case of a purchase request, payment for Fund shares so requested is received by the Fund in federal funds prior to close of business for determination of such value, as defined from time to time in the Fund Prospectus.

1.4. The Fund shall make the net asset value per share for each Designated Portfolio (s) available to the Company on a daily basis as soon as reasonably practicable after the net asset value per share is calculated but shall use its best efforts to make such net asset value available by 6:30 p.m, Eastern time. In the event that the Fund is unable to meet the 6:30 pm. Time stated herein, it shall provide additional time for the Company to place orders for the purchase and redemption of shares. Such additional time shall be equal to the additional time which fund takes to make the net asset value available to the Company. If the Fund provides the Company with materially incorrect share net asset value information through no fault of the Company, the Company on behalf of the separate accounts, shall be entitled to an adjustment to the number of shares purchased or redeemed to reflect the correct share net asset value. Any material error in the calculation of net asset value per share, divided or capital gain information shall be reported promptly upon discovery to the Company. At the end of each Business Day, the Company shall use the information described in herein to calculate separate account unit values for the day. Using these unit values, the Company shall process each such Business Day's separate account transactions based on requests and premiums received by it by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., Eastern time) to determine the net dollar amount of Fund shares which shall be purchased or redeemed at that day's closing net asset value per share. The net purchase or redemption orders so determined shall be transmitted to Fund by the Company by 9:00 a.m., Eastern time on the Business Day next following the Company's receipt of such requests and premiums in accordance with the terms of this agreement. If the company's order requests the purchase of Fund shares, the Company shall pay for such purchase by wiring federal funds to Fund or its designated custodial account on the day the order is transmitted by the Company. If the Company's order requests a net redemption resulting in a payment of redemption proceeds to the Company, Fund shall use it best efforts to wire the redemption proceeds to the Company by the next Business Day, unless doing so would require Fund to dispose of Designated Portfolio securities or otherwise incur additional costs. In any event, proceeds shall be wired to the Company within three Business Days or such longer period permitted by the '40 Act or the rules, orders or regulations thereunder and Fund shall notify the person designated in writing by the Company as the recipient for such notice of such delay by 3:00 p.m., Eastern time the same Business Day that the Company transmits the redemption order to Fund. If the Company's order requests the application of redemption proceeds from the redemption of shares to the purchase of shares of another Designated Portfolio as shown on Schedule A, Fund shall so apply such proceeds on the same Business Day that the Company transmits such order to the Fund.

1.5. The Fund shall furnish notice (by wire or telephone followed by written confirmation) to the Company, as soon as reasonably practicable, of any income dividends or capital gain distributions payable on any Designated Portfolio shares. The Company, on its behalf and on behalf of the Account, hereby elects to receive all such dividends and distributions as are payable on any Designated Portfolio shares in the form of additional shares of that Designated Portfolio. The Company reserves the right, on its behalf and on behalf of the Account, to revoke this election and to receive all such dividends and capital gain distributions in cash. The Fund shall notify the Company promptly of the number of Designated Portfolio shares so issued as payment of such dividends and distributions.

1.6. Issuance and transfer of Fund shares shall be by book entry only. Share certificates will not be issued to the Company or the Account. Purchase and redemption orders for Fund shares shall be recorded in an appropriate ledger for the Account or the appropriate subaccount of the Account.

1.7. (a) The parties hereto acknowledge that the arrangement contemplated by this Agreement is not exclusive; the Fund's shares may be sold to other insurance companies (subject to Section 1.8 hereof) and the cash value of the Contracts may be invested in other investment companies, provided, however, that until this Agreement is terminated pursuant to Article X, the Company shall promote the Designated Portfolios on the same basis as other funding vehicles available under the Contracts. Funding vehicles other than those listed on Schedule A to this Agreement may be available for the investment of the cash value of the Contracts, provided, however, (i) any such vehicle or series thereof, has investment objectives or policies that are substantially different from the investment objectives and policies of the Designated Portfolios available hereunder; (ii) the Company gives the Fund and the Underwriter 45 days written notice of its intention to make such other investment vehicle available as a funding vehicle for the Contracts; and (iii) unless such other investment company was available as a Funding vehicle for the Contracts prior to the date of this Agreement and the Company has so informed the Fund and the Underwriter prior to the Fund's signing of this Agreement, the Fund or Adviser consents in writing to the use of such other vehicle, such consent not to be unreasonably withheld.

1.8. The Fund shall sell Fund shares only to Participating Insurance Companies and their separate accounts and to persons or plans ("Qualified Persons") that communicate to the Fund (or its designees) that they qualify to purchase shares of the Fund under Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder without impairing the ability of the Account to consider the portfolio investments of the Fund as constituting investments of the Account for the purpose of satisfying the diversification requirements of Section 817(h). The Fund shall not sell Fund shares to any insurance company or separate account unless an agreement substantially complying with Article VI of this Agreement is in effect to govern such sales, to the extent required. The Company hereby represents and warrants that it and the Account are Qualified Persons. The Fund reserves the right to cease offering shares of any Designated Portfolio in the discretion of the Fund.

ARTICLE II.  Representations and Warranties

2.1. The Company represents and warrants that the Contracts (a) are, or prior to issuance will be, registered under the 1933 Act, or (b) are not registered because they are properly exempt from registration under the 1933 Act or will be offered exclusively in transactions that are properly exempt from registration under the 1933 Act. The Company further represents and warrants that the Contracts will be issued and sold in compliance in all material respects with all applicable federal securities and state securities and insurance laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law, that it has legally and validly established the Account prior to any issuance or sale thereof as a segregated asset account under New York insurance laws, and that it (a) has registered or, prior to any issuance or sale of the Contracts, will register the Account as a unit investment trust in accordance with the provisions of the 1940 Act and will cause each Account to remain so registered and to serve as a segregated investment account for the Contracts, or alternatively (b) has not registered the Account in proper reliance upon an exclusion from registration under the 1940 Act. The Company shall register and qualify the Contracts or interests therein as securities in accordance with the laws of the various states only if and to the extent required by applicable law.

2.2. The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with applicable state and federal securities laws and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund.

2.3. The Fund may make payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act. Prior to financing distribution expenses pursuant to Rule 12b-1, the Fund will have the Board, a majority of whom are not interested persons of the Fund, formulate and approve a plan pursuant to Rule 12b-1 under the 1940 Act to finance distribution expenses.

2.4. The Fund makes no representations as to whether any aspect of its operations, including, but not limited to, investment policies, fees and expenses, complies with the insurance and other applicable laws of the various states.

2.5. The Fund represents that it is lawfully organized and validly existing under the laws of the State of Massachusetts and that it does and will comply in all material respects with the 1940 Act.

2.6. Adviser represents and warrants that it is and will remain duly registered and licensed in all material respects under all applicable federal and state laws and shall perform its obligations hereunder in compliance in all material respects with any applicable state and federal laws.

2.7. The  Fund  and  the  Adviser  represent  and  warrant  that  all  of  their trustees/directors, officers, employees, investment advisers, and other individuals or entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimum coverage as required currently by Rule 17g-1 under the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

2.8. The Company represents and warrants that all of its directors, officers, employees, and other individuals/entities employed or controlled by the Company dealing with the money and/or securities of the Account are covered by a blanket fidelity bond or similar coverage for the benefit of the Account, in an amount not less than $5 million. The aforesaid bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company. The Company agrees to hold for the benefit of the Fund and to pay to the Fund any amounts lost from larceny, embezzlement or other events covered by the aforesaid bond to the extent such amounts properly belong to the Fund pursuant to the terms of this Agreement. The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Fund and the Adviser in the event that such coverage no longer applies.

2.9 Underwriter represents and warrants that it is and will be a member in good standing of the NASD and is and will be registered as a broker-dealer with the SEC. Underwriter further represents that it will sell and distribute the Variable Contracts in accordance with all applicable state and federal laws and regulations, including without limitation the '33 Act, the '34 Act and the '40 Act.

Underwriter represents that its operations are and shall at all times remain in material compliance with the laws of the State of New York to the entent required to perform this Agreement.

2.10 Underwriter represents and warrants that it is and will remain dully registered and licensed in all material respects under all applicable federal and state securities laws and shall perform its obligations hereunder in compliance in all material respects with any applicable state and federal laws.

ARTICLE III.  Prospectuses and Proxy Statements; Voting

3.1. The Fund or its designee shall provide the Company with as many copies of the Fund's current prospectus (describing only the Designated Portfolios listed on Schedule A) or, to the extent permitted, the Fund's profiles as the Company may reasonably request. The Company shall bear the expense of printing copies of the current prospectus and profiles for the Contracts that will be distributed to existing Contract owners, and the Fund shall bear the expense of printing copies of the Fund's prospectus and profiles that are used in connection with offering the Contracts issued by the Company. If requested by the Company in lieu thereof, the Fund shall provide such documentation (including a final copy of the new prospectus on diskette at the Fund's expense) and other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus for the Fund is amended) to have the prospectus for the Contracts and the Fund's prospectus or profile printed together in one document (such printing to be at the Fund's expense).

3.2. The Fund's prospectus shall state that the current statement of additional information ("SAI") for the Fund is available, and the Underwriter (or the Fund), at its expense, shall provide a reasonable number of copies of such SAI free of charge to the Company for itself and for any owner of a Contract who requests such SAI.

3.3. The Fund shall provide the Company with information regarding the Fund's expenses, which information may include a table of fees and related narrative disclosure. for use in any prospectus or other descriptive document relating to a Contract. The Company agrees that it will use such information in the form provided. The Company shall provide prior written notice of any proposed modification of such information, which notice will describe in detail the manner in which the Company proposes to modify the information, and agrees that it may not modify such information in any way without the prior consent of the Fund.

3.4. The Fund, at its expense, shall provide the Company with copies of its proxy material, reports to shareholders, and other communications to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

3.5.     The Company shall:

     (i)  solicit voting instructions from Contract owners;

     (ii) vote the Fund shares in accordance with instructions received from Contract owners;

     (iii)vote Fund shares for which no  instructions  have been received in the
          same   proportion   as  Fund  shares  of  such   portfolio  for  which
          instructions have been received; and

     (iv) vote Fund shares it owns in the same proportion as those shares for which it has received voting instructions, so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners or to the extent otherwise required by law. The Company will vote Fund shares held in any segregated asset account in the same proportion as Fund shares of such portfolio for which voting instructions have been received from Contract owners, to the extent permitted by law.

3.6. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts participating in a Designated Portfolio calculates voting privileges as required by the Mixed and Shared Funding Exemptive Order and consistent with any reasonable standards that the Fund may adopt and provide in writing.

ARTICLE IV.  Sales Material and Information

4.1. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material that the Company develops and in which the Fund (or a Designated Portfolio thereof) or the Adviser or the Underwriter is named. No such material shall be used until approved by the Fund or its designee, and the Fund will use its best efforts for it or its designee to review such sales literature or promotional material within five Business Days after receipt of such material. The Fund or its designee reserves the right to reasonably object to the continued use of any such sales literature or other promotional material in which the Fund (or a Designated Portfolio thereof) or the Adviser or the Underwriter is named, and no such material shall be used if the Fund or its designee so object.

4.2. The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund or the Adviser or the Underwriter in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus or SAI for the Fund shares, as such registration statement and prospectus or SAI may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee, except with the permission of the Fund or its designee.

4.3. The Fund or its designee shall furnish, or cause to be furnished, to the Company, each piece of sales literature or other promotional material that it develops and in which the Company, and/or its Account, is named. No such material shall be used until approved by the Company, and the Company will use its best efforts to review such sales literature or promotional material within five Business Days after receipt of such material. The Company reserves the right to reasonably object to the continued use of any such sales literature or other promotional material in which the Company and/or its Account is named, and no such material shall be used if the Company so objects.

4.4. The Fund, the Adviser and the Underwriter shall not give any information or make any representations on behalf of the Company or concerning the Company, the Account, or the Contracts other than the information or representations contained in a registration statement, prospectus (which shall include an offering memorandum, if any, if the Contracts issued by the Company or interests therein are not registered under the 1933 Act), or SAI for the Contracts, as such registration statement, prospectus, or SAI may be amended or supplemented from time to time, or in published reports for the Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

4.5. The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, SAIs, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, promptly after the filing of such document(s) with the SEC or other regulatory authorities.

4.6. The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses (which shall include an offering memorandum, if any, if the Contracts issued by the Company or interests therein are not registered under the 1933 Act), SAIs, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments or supplements to any of the above, that relate to the Contracts or the Account, promptly after the filing of such document(s) with the SEC or other regulatory authorities. The Company shall provide to the Fund or its designee any complaints received from the Contract owners pertaining to the Fund or the Designated Portfolio.

4.7. The Fund will provide the Company with as much notice as is reasonably practicable of any proxy solicitation for any Designated Portfolio, and of any material change in the Fund's registration statement, particularly any change resulting in a change to the registration statement or prospectus for any Account. The Fund will work with the Company so as to enable the Company to solicit proxies from Contract owners, or to make changes to its prospectus or registration statement, in an orderly manner. The Fund will make reasonable efforts to attempt to have changes affecting Contract prospectuses become effective simultaneously with the annual updates for such prospectuses.

4.8. For purposes of this Article IV, the phrase "sales literature and other promotional materials" includes, but is not limited to, any of the following that refer to the Fund or any affiliate of the Fund: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, SAIs, shareholder reports, proxy materials, and any other communications distributed or made generally available with regard to the Fund.

ARTICLE V.  Fees and Expenses

5.1. The Fund and the Adviser shall pay no fee or other compensation to the Company under this Agreement. If the Fund or any Portfolio adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, or a plan to finance Contract owner services, then the Fund or Underwriter may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the Underwriter in writing.

5.2. All expenses incident to performance by the Fund under this Agreement shall be paid by the Fund. The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale. The Fund shall bear the expenses for the cost of registration and qualification of the Fund's shares, preparation and filing of the Fund's prospectus and registration statement, proxy materials and reports, typesetting and printing the prospectus, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the Fund's shares.

5.3. The Company shall bear the expenses of distributing the Fund's prospectus to owners of Contracts issued by the Company and of distributing the Fund's proxy materials and reports to such Contract owners.

ARTICLE VI.  Diversification and Qualification

6.1. The Fund will invest its assets in such a manner as to ensure that the Contracts will be treated as annuity or life insurance contracts, whichever is appropriate, under the Code and the regulations issued thereunder (or any successor provisions). Without limiting the scope of the foregoing, each Designated Portfolio has complied and will continue to comply with
     Section 817(h) of the Code and Treasury Regulation ss.1.817-5, and any Treasury interpretations thereof, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts, and any amendments or other modifications or successor provisions to such Section or Regulations. In the event of a breach of this Article VI by the Fund, it will take all reasonable steps (a) to notify the Company of such breach and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Regulation 1.817-5.

6.2. The Fund represents that it is or will be qualified as a Regulated Investment Company under Subchapter M of the Code, and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provisions) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

6.3. The Company represents that the Contracts are currently, and at the time of issuance shall be, treated as life insurance, endowment, or annuity insurance contracts, under applicable provisions of the Code, and that it will make every effort to maintain such treatment, and that it will notify the Fund, the Adviser, and the Underwriter immediately upon having a reasonable basis for believing the Contracts have ceased to be so treated or that they might not be so treated in the future. The Company agrees that any prospectus offering a contract that is a "modified endowment contract" as that term is defined in Section 7702A of the Code (or any successor or similar provision), shall identify such contract as a modified endowment contract.

ARTICLE VII.

Potential Conflicts

The following provisions shall apply only upon the sale of shares of the Fund to variable annuity and variable life insurance separate accounts, and then only to the extent required under the 1940 Act.

7.1. The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the Contract owners of all separate accounts investing in the Fund and all other persons investing in the Fund. A material irreconcilable conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; (f) a decision by an insurer to disregard the voting instructions of contract owners; or (g) if applicable, a decision by a qualified pension or retirement plan to disregard the voting instructions of its participants. The Board shall promptly inform the Company if it determines that a material irreconcilable conflict exists and the implications thereof.

7.2. The Company, with a view only to the interests of Contract owners, will report any potential or existing conflicts of which it is aware to the Board. The Company, with a view only to the interests of Contract owners, will assist the Board in carrying out its responsibilities under the Mixed and Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever Contract owner voting instructions are disregarded. No less than annually, the Company shall submit to the Board such reports, materials, or data as the Board reasonably requests so that the Board may carry out its obligations under the Mixed and Shared Funding Exemptive Order. Such reports, materials and data shall be submitted more frequently if deemed appropriate by the Board.

7.3. If it is determined by a majority of the Board, or a majority of its disinterested members, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested Board members), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Fund, or submitting the question as to whether such segregation should be implemented to a vote of all affected contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account.

7.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the Account's investment in the Fund and terminate this Agreement with respect to each Account (at the Company's expense); provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the end of that six month period the Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund. No charge or penalty will be imposed as a result of such withdrawal. The responsibility to take such remedial action shall be carried out with a view only to the interest of the contract owners.

7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account (at the Company's expense) within six months after the Board informs the Company in writing that it has determined that such decision has created a material irreconcilable conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period, the Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund. The responsibilty to take such action shall be carried out with a view only to the interest of the contract owners.

7.6. For purposes of Section 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any material irreconcilable conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contract if an offer to do so has been declined by vote of a majority of Contract owners materially and adversely affected by the material irreconcilable conflict. In the event that the Board determines that any proposed action does not adequately remedy any material irreconcilable conflict, then the Company will withdraw the Account's investment in the Fund and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

7.7. If and to the extent the Mixed and Shared Funding Exemptive Order or any amendment thereto contains terms and conditions different from Sections 3.5, 3.6, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement, then the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with the Mixed and Shared Funding Exemptive Order, and Sections 3.5, 3.6, 7.1, 7.2, 7.3, 7.4 and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in the Mixed and Shared Funding Exemptive Order or any amendment thereto. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 under the 1940 Act is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Mixed and Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Mixed and Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.5, 3.6, 7.1., 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

ARTICLE VIII.  Indemnification

8.1.     Indemnification by the Company

     8.1(a). The Company  agrees to indemnify  and hold  harmless the Fund,  the
          Adviser and the trustees/directors and officers of each, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the 1933 Act or who is under common control with the Fund or the Adviser (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities, expenses (or actions in respect thereof), or settlements are related to the sale or acquisition of the fund's shares or the contracts and:

     (i) arise out of or are based upon any untrue statement or alleged untrue statements of any material fact contained in the registration statement, prospectus (which shall include a written description of a Contract that is not registered under the 1933 Act), or SAI for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in the registration statement, prospectus or SAI for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

     (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, SAI, or sales literature of the Fund not supplied by the Company or the Underwriter or persons under their respective control) or wrongful conduct of the Company or the
          Underwriter or their agents or persons under their respective authorization or control, with respect to the sale or distribution of the Contracts or Fund shares; or

     (iii)arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Fund by or on behalf of the Company; or

     (iv) arise as a result of any material failure by the Company or the Underwriter to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the qualification requirements specified in Article VI of this Agreement); or

     (v) arise out of or result from any material breach of any representation and/or warranty made by the Company or the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Company or the Underwriter; as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.

8.1(b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of its obligations or duties under this Agreement.

8.1(c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against an Indemnified Party, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.1(d). The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.

8.2.     Indemnification by the Fund

8.2(a). The Fund shall indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) or settlements are related to the operations of the Fund and:

     (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or SAI or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Fund or its designee by or on behalf of the Company for use in the registration statement, prospectus or SAI for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

     (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, SAI or sales literature for the Contracts not supplied by the Fund or its designees) or wrongful conduct of the Fund or its designees, with respect to the sale or distribution of the Contracts or Fund shares; or

     (iii)arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund; or

     (iv) arise as a result of any failure by the Fund or its designees to provide the services and furnish the materials under the terms of this Agreement (including a failure of the Fund, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

     (v) arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund; as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

8.2(b). The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance or such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company or the Account, whichever is applicable.

8.2(c). The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against an Indemnified Party, the Fund will be entitled to participate, at its own expense, in the defense thereof. The Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.2(d). The Indemnified Parties will promptly notify the Fund or its designees of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of the Account.

8.3.     Indemnification By the Adviser

8.3(a). The Adviser agrees to indemnify and hold harmless the Company and the Underwriter and each of their respective directors and officers and each person, if any, who controls the Company or the Underwriter within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser) or litigation (including legal and other expenses) to which the Indemnified Parties may be required to pay or may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) or settlements are related to the sale or acquisition of Fund shares or the Contracts and:

     (i) Arise out of or based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or sales literature of Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in comformity with information furnished to Adviser or Fund by or on behalf of the Company for use in the Registration Statement for Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

     (ii) arise out of or as a result of statements or representations (other that statements or representations contained in the registration statement, prospectus or sales literature for the Contraccts not supplied by Adviser or Fund or persons under their control) or wrongful conduct of Fund or Adviser or persons under their control, with respect to the sale or distribution of the Contracts or Fund shares; or

     (iii)arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature covering the Contracts or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company for inclusion therein by or on behalf of Fund or Adviser;

     (iv) arise out of or result from any material breach of any representation and/or warranty made by the Adviser in this Agreement or arise out of or result from any other material breach of this Agreement by the Adviser; as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof.

8.3(b). The Adviser shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company, the Fund, the Adviser or the Account, whichever is applicable.

8.3(c). The Adviser shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Adviser will be entitled to participate, at its own expense, in the defense thereof. The Adviser also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Adviser to such party of the Adviser's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Adviser will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.3(d). The Company and the Fund shall promptly notify the Adviser of the commencement of any litigation or proceeding against it or any of its respective officers or directors in connection with the Agreement, the issuance or sale of the Contracts, the operation of the Account, or the sale or acquisition of shares of the Fund.

ARTICLE IX.  Applicable Law

9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of New York.

9.2. This Agreement shall be subject to the provisions of the Federal Securities Laws and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant (including, but not limited to, the Mixed and Shared Funding Exemptive
     Order) and the terms hereof shall be interpreted and construed in accordance therewith. If, in the future, the Mixed and Shared Funding Exemptive Order should no longer be necessary under applicable law, then
     Article VII shall no longer apply.

ARTICLE X. Termination

10.1.This Agreement shall be effective as of the date hereof and shall continue in full force and effect until the first to occur of:

     (a) termination by any party, for any reason with respect to some or all Designated Portfolios, by three (3) months advance written notice delivered to the other parties; or

     (b) termination by the Company by written notice to the Fund, Adviser and the Underwriter based upon the Company's determination that shares of the Fund are not reasonably available to meet the requirements of the Contracts; said termination to be effective ten days after receipt of notice unless Fund makes available a sufficient number of shares to reasonably meet the requirements of the Contracts within said ten-day period; or

     (c) termination by the Company by written notice to the Fund, Adviser and the Underwriter in the event any of the Designated Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; said termination to be effective ten days after receipt of notice unless Fund makes available a sufficient number of share to reasonably meet the requirements of the Contracts within the said ten-day period; or

     (d)  termination   by  the  Fund  or  Adviser  in  the  event  that  formal
          administrative proceedings are instituted against the Company or Underwriter by the NASD, the SEC, the Insurance Commissioner or like official of any state or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the operation of any Account, or the purchase of the Fund's shares; provided, however, that the Fund or Adviser determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Company to perform its obligations under this Agreement. Prompt notice of election to terminate shall be furnished by the Fund with said termination to be effective upon receipt of notice; or

     (e) termination by the Company in the event that formal administrative proceedings are instituted against the Fund by the NASD, the SEC, or any state securities or insurance department or any other regulatory body; provided, however, that the Company determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Fund or Adviser to perform its obligations under this Agreement. Prompt notice of election to terminate shall be furnished by the Company with said termination to be effective upon receipt of notice; or

     (f) termination by the Company by written notice to the Fund, the Adviser and the Underwriter with respect to any Designated Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M or fails to comply with the Section 817(h) diversification requirements specified in Article VI hereof, or if the Company reasonably believes that such Portfolio may fail to so qualify or comply; or

     (g) termination by the Fund or Adviser by written notice to the Company in the event that the Contracts fail to meet the qualifications specified in Article VI hereof; or

     (h) termination by the Fund by written notice to the Company, if the Company gives the Fund and the Underwriter the written notice specified in Section 1.7(a)(ii) hereof and at the time such notice was given there was no notice of termination outstanding under any other provision of this Agreement; provided, however, any termination under this Section 10.1(j) shall be effective 45 days after the notice specified in Section 1.7(a)(ii) was given; or

     (i) termination by the Company upon any substitution of the shares of another investment company or series thereof for shares of a Designated Portfolio of the Fund in accordance with the terms of the Contracts, provided that the Company has given at least 45 days prior written notice to the Fund, Adviser and Underwriter of the date of substitution; or

     (j) termination by any party in the event that the Board determines that a material irreconcilable conflict exists as provided in Article VII.

10.2.Notwithstanding any termination of this Agreement, the Fund and the Underwriter shall, at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"), unless the Fund or its designee requests that the Company seek an order pursuant to Section 26(b) of the 1940 Act to permit the substitution of other securities for the shares of the Designated Portfolios. The Fund and/or the Adviser shall split the cost of seeking such an order, and the Company agrees that it shall reasonably cooperate with the Fund and seek such an order upon request. Specifically, the owners of the Existing Contracts may be permitted to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts (subject to any such election by the Fund). The parties agree that this Section 10.2 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement. The parties further agree that this Section 10.2 shall not apply to any terminations under Section 10.1(g) of this Agreement.

10.3.The Company shall not redeem Fund shares attributable to the Contracts (as opposed to Fund shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract owner initiated or approved transactions, (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption"), (iii) upon 45 days prior written notice to the Fund, Adviser and Underwriter, as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act, but only if a substitution of other securities for the shares of the Designated Portfolios is consistent with the terms of the Contracts, or
     (iv) as permitted under the terms of the Contract. Upon request, the Company will promptly furnish to the Fund, Adviser and Underwriter reasonable assurance that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Fund, Adviser or the Underwriter 90 days notice of its intention to do so.

10.4.Notwithstanding any termination of this Agreement, each party's obligation under Article VIII to indemnify the other parties shall survive.

ARTICLE XI.  Notices

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

         If to the Fund:                    Variable Insurance Funds
                                            3435 Stelzer Road
                                            Columbus, Ohio 43219-3035

         If to the Company:                 Allstate Life Insurance Company of New York
                                            3100 Sanders Road
                                            Northbrook, Illinois 60062

         If to the Adviser:                 HSBC Asset Management Americas Inc.
                                            140 Broadway
                                            New York, New York 10005

         If to the Underwriter:             BISYS Fund Services
                                            3435 Stelzer Road
                                            Columbus, Ohio 43219-3035


ARTICLE XII.  Miscellaneous

12.1.All persons dealing with the Fund must look solely to the property of the respective Designated Portfolios listed on Schedule A hereto as though each such Designated Portfolio had separately contracted with the Company and the Adviser for the enforcement of any claims against the Fund. The parties agree that neither the Board, officers, agents or shareholders of the Fund assume any personal liability or responsibility for obligations entered into by or on behalf of the Fund.

12.2.Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information without the express written consent of the affected party until such time as such information has come into the public domain, except as required by Federal or State regulators.

12.3.The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

12.4.This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

12.5.If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

12.6.Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the New York Superintendant with any information or reports in connection with services provided under this Agreement which such Superintendant may request in order to ascertain whether the variable contract operations of the Company are being conducted in a manner consistent with the New York insurance laws and regulations and any other applicable law or regulations.

12.7.The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies, and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

12.8.This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                                     By its authorized officer

                                                     By:  ____

                                                     Title:

                                                     Date:

VARIABLE INSURANCE FUNDS

                                                     By its authorized officer

                                                     By:

                                                     Title:

                                                     Date:



HSBC ASSET MANAGEMENT AMERICAS INC.

                            By its authorized officer

                         By:



                         Title:



                         Date:

BISYS FUND SERVICES

                        By its authorized officer


                        By:


                        Title:




                        Date:

                                   Schedule A

         Contract          Account          Designated Portfolio(s)

1.       NYLU446           Allstate Life of HSBC Variable Growth and Income Fund
                                    New York Separate
                                    Account A

2.       NYLU446           Allstate Life of HSBC Variable Fixed Income Fund
                                    New York Separate
                                    Account A

3.       NYLU446           Allstate Life of  HSBC Variable Cash Management Fund
                                    New York Separate
                                    Account A

         Date:    __________________

Exhibit 8(h)
                             PARTICIPATION AGREEMENT

                                  By and Among

                       OPPENHEIMER VARIABLE ACCOUNT FUNDS,
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                       and

                             OPPENHEIMERFUNDS, INC.

THIS AGREEMENT, made and entered into as of the ___ day of ________, 2000 by and among Allstate Life Insurance Company of New York, a New York corporation (hereinafter the "Company") on its own behalf and on behalf of each separate account of the Company named in Schedule 1 to this Agreement, as may be amended from time to time by mutual consent (each account referred to as the "Account"), Oppenheimer Variable Account Funds, an open-end diversified management investment company organized under the laws of the State of Massachusetts (hereinafter the "Fund") and OppenheimerFunds, Inc., a Colorado Corporation (hereinafter the "Adviser").

WHEREAS, the Fund engages in business as an open-end management investment company and was established for the purpose of serving as the investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts to be offered by insurance companies (hereinafter "Participating Insurance Companies"); and

WHEREAS, beneficial interests in the Fund are divided into several series of shares, each representing the interest in a particular managed portfolio (collectively the "Portfolios") of securities and other assets (the Portfolios covered by this Agreement are specified in Schedule 2 attached hereto as may be amended from time to time by mutual consent); and

WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission (alternatively referred to as the "SEC" or the "Commission"), dated July 16, 1986 (File No. 812-6234), granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (hereinafter the "1940 Act") and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (hereinafter the "Mixed and Shared Funding Exemptive Order"); and

WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act"); and WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers
Act of 1940 and serves as the investment adviser to the Fund;

WHEREAS, the Company has registered or will register certain variable annuity and/or life insurance contracts (hereinafter "Contracts") under the 1933 Act (unless an exemption from registration is available); and WHEREAS, the Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company under the insurance laws of the State of New York, to set aside and invest assets attributable to the Contracts. (The Contract(s) and the Account(s) covered by the Agreement are specified in Schedule 1 attached hereto, as may be amended from time to time by mutual consent); and

WHEREAS, the Company has registered the Account as a unit investment trust under the 1940 Act (unless an exemption from registration is available); and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios named in Schedule 2 on behalf of the Account to fund the Contracts named in Schedule 1 and the Fund is authorized to sell such shares to unit investment trusts such as the Account at net asset value;

NOW, THEREFORE, in consideration of their mutual promises, the Fund, the Adviser and the Company agree as follows: ARTICLE I. Sale of Fund Shares

          1.1. The Fund agrees to sell to the Company those shares of the Fund which the Company orders on behalf of the Account, executing such orders on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the order for the shares of the Fund. For purposes of this Section 1.1, the Company shall be the designee of the Fund for receipt of such orders from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives written (or facsimile) notice of such order on the next following Business Day by no later than 10:00 A.M. New York time; however, the Company undertakes to use its best efforts to provide such notice to the Fund by no later than 9:30 A.M. New York time. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the SEC.

          1.2. The Company shall pay for Fund shares on the next Business Day after an order to purchase Fund shares is made in accordance with Section
     1.1 hereof. Payment shall be in federal funds transmitted by wire pursuant to instructions of the Fund's Treasurer or by a credit for any shares redeemed.

          1.3. The Fund agrees to make an indefinite number of Fund shares available for purchase at the applicable net asset value per share by the Company for their separate Accounts listed in Schedule 2, on those days on which the Fund calculates its net asset value pursuant to rules of the SEC; provided, however, that the Board of Trustees of the Fund (hereinafter the "Trustees") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Trustees, acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, in the best interests of the shareholders of any Portfolio.

          1.4. The Fund agrees that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts, qualified pension and retirement plans or such other persons as are permitted under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and regulations promulgated thereunder (collectively, "Qualified Investors"), and/or to one or more registered investment companies that restrict the sale of shares of such registered investment companies to Qualified Investors, the sale of which will not impair the tax treatment currently afforded the contracts.

          1.5. The Fund shall not sell Fund shares to any insurance company or separate account unless a contractual obligation is in effect with respect to such sales to abide by the conditions of the Mixed and Shared Funding Exemptive Order that are addressed in Section 3.4 and Article VII of this Agreement.

          1.6. The Fund agrees to redeem for cash, upon the Company's request, any full or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the request for redemption. For purposes of this Section 1.6, the Company shall be the designee of the Fund for receipt of requests for redemption and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives written (or facsimile) notice of such request for redemption on the next following Business Day by no later than 10:00 A.M. New York time; however the Company undertakes to use its best efforts to provide such notice to the Fund by no later than 9:30 A.M. New York time.

          1.7. The Fund shall pay for the Fund shares that are redeemed within the time period specified in the Fund's prospectus or statement of additional information, provided, however, that if the Fund does not pay for the Fund shares that are redeemed on the next Business Day after a request to redeem shares is made, then the Fund shall apply any such delay in redemptions uniformly to all holders of shares of that Portfolio. Payment shall be in federal funds transmitted by wire pursuant to the instructions of the Company or by a credit toward any shares purchased on the Business Day on which the redemption payment is made.

          1.8. The Company agrees to purchase and redeem the shares of the Portfolios named in Schedule 2 offered by the then current prospectus and statement of additional information of the Fund in accordance with the provisions of such prospectus and statement of additional information.

          1.9. Issuance and transfer of the Funds' shares will be by book entry only. Stock certificates will not be issued to the Company or the Account. Purchase and redemption orders for Fund shares will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

          1.10. The Fund shall furnish notice as soon as reasonably practicable to the Company of any income, dividends or capital gain distributions payable on the Portfolio's shares. The Company hereby elects to receive all such dividends and distributions as are payable on the Portfolio shares in additional shares of that Portfolio. The Company reserves the right to revoke this election and thereafter to receive all such dividends and distributions in cash. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

          1.11. The Fund shall make the net asset value per share for each Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available by 6:30 p.m. New York time. In the event the Fund is unable to meet the 6:30 p.m. time stated herein, it shall provide additional time for the Company to place orders for the purchase and redemption of shares. Such additional time shall be equal to the additional time which the Fund takes to make the closing net asset value available to the Company. If the Fund provides materially incorrect share net asset value information, the Fund shall make an adjustment to the number of shares purchased or redeemed for the Accounts to reflect the correct net asset value per share. Any material error in the calculation or reporting of net asset value per share, dividend or capital gains information shall be reported promptly upon discovery to the Company.

ARTICLE II.  Representations and Warranties


          2.1. The Company  represents  and warrants  that the  Contracts are or will be registered under the 1933 Act (unless an exemption from registration is available) and, that the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable state law and that it has registered the Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts, and that it will maintain such registration for so long as any Contracts are outstanding or until registration is no longer required under federal and state securities laws. The Company shall amend the registration statement under the 1933 Act for the Contracts and the registration statement under the 1940 Act for the Account from time to time as required in order to effect the continuous offering of the Contracts or as may otherwise be required by applicable law. The Company shall register and qualify the Contracts for sale in accordance with the securities laws of the various states only if and to the extent deemed necessary by the Company.

          2.2. Subject to Article VI hereof, the Company represents that it believes that the Contracts are currently and at the time of issuance will be treated as life insurance or annuity contracts under applicable provisions of the Internal Revenue Code and that it will make every effort to maintain such treatment and that it will notify the Fund and the Adviser immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

          2.3. The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act and duly authorized for issuance and sold in accordance with applicable state and federal law and that the Fund is and shall remain registered under the 1940 Act for as long as the Fund shares are sold. The Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund.

          2.4. The Fund represents that it is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code and that it will maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

          2.5. If the Fund considers the adoption of one or more plans under Rule 12b-1 under the 1940 Act to finance distribution expenses (a "12b-1 Plan"), the Company agrees to provide the Trustees any information as may be reasonably necessary for the Trustees to determine whether to adopt a 12b-1 Plan or Plans. The Fund shall notify the Company upon commencing to finance distribution expenses pursuant to Rule 12b-1.

          2.6. The Fund represents that it is lawfully organized and validly existing under the laws of the Commonwealth of Massachusetts and that it does and will comply with applicable provisions of the 1940 Act.

          2.7. The Adviser represents and warrants that it is and will remain duly registered under all applicable federal and state securities laws and that it shall perform its obligations for the Fund in compliance with any applicable state and federal securities laws.

          2.8. The Fund and Adviser each represent and warrant that all of its respective Directors, Trustees, officers, employees, investment advisers, and transfer agent of the Fund are and shall continue to be at all times covered by a blanket fidelity bond (which may, at the Fund's election, be in the form of a joint insured bond) or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Section 17(g) and Rule 17g-1 of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable insurance company. The Adviser agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Company in the event that such coverage no longer applies.

          2.9. The Company represents and warrants that all of its directors, officers, employees, agents, investment advisers, and other individuals and entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage in an amount not less than the equivalent of U.S. $3 million. The aforesaid bond shall include coverage for larceny and embezzlement and shall be issued by a reputable insurance company. The Company agrees that any amount received under such bond in connection with claims that derive from arrangements described in this Agreement will be paid by the Company for the benefit of the Fund. The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Fund and the Adviser in the event that such coverage no longer applies.

          2.10. The Fund and Adviser represent that the Fund's investment policies, fees and expenses are and shall at all times remain in compliance with applicable state securities laws, if any, and the Fund and Adviser represent that their respective operations are and shall at all times remain in material compliance with applicable state securities laws to the extent required to perform this Agreement. The Fund and the Adviser also represent that they will comply with any applicable state insurance law restrictions, as provided in advance and in writing by the Company to the Fund and the Adviser, including the furnishing of information about the Fund not otherwise available to the Company which is required by state insurance law to enable the Company to obtain the authority needed to issue the Contracts in any applicable state.

ARTICLE III. Prospectus and Proxy Statements; Voting

          3.1. At least annually, the Fund or the Adviser shall provide the Company, free of charge, with as many copies of the current prospectuses for the Portfolios as the Company may reasonably request for distribution to existing Contract owners whose Contracts are funded by such Portfolios. The Fund or the Adviser shall provide the Company, at the Company's expense, with as many copies of the current prospectuses for the Portfolios as the Company may reasonably request for distribution to prospective purchasers of Contracts. If requested by the Company in lieu thereof, the Fund shall provide such documentation (including a "camera ready" copy of the new prospectuses dated on or after May 1, 1999 as set in type or, at the request of the Company, as a diskette in the form sent to the financial printer) and other assistance as is reasonably necessary in order for the parties hereto once each year (or more frequently if the prospectuses for the Portfolios are supplemented or amended) to have the prospectus for the Contracts and the prospectuses for the Portfolios printed together in one document. With respect to any prospectuses for the Portfolios that are printed in combination with any one or more Contract prospectus (the "Prospectus Booklet"), the costs of printing Prospectus Booklets for distribution to existing Contract owners shall be prorated to the Fund based on (a) the ratio of the number of pages of the prospectuses included for the Portfolios in the Prospectus Booklets to the number of pages in the Prospectus Booklet as a whole; and (b) the ratio of the number of Contract owners with Contract value allocated to the Fund to the total number of Contract owners; provided, however, that the Company shall bear all printing expenses of such combined documents where used for distribution to prospective purchasers or to owners of existing Contracts not funded by the Portfolios.

          3.2. The Fund's prospectus shall state that the statement of additional information for the Fund is available from the Fund (or its transfer agent). The Fund or its designee shall print and provide such Statement to the Company and to any owner of a Contract or prospective owner who requests such Statement at the Fund's expense.

          3.3. The Fund or the Adviser, at its expense, shall provide the Company with copies of the Fund's communications to shareholders and with copies of the Fund's proxy material and semi-annual and annual reports to shareholders (or may, at the Fund or the Adviser's option, reimburse the Company for the pro rata cost of printing such materials) in such quantities as the Company shall reasonably require, for distributing to Contract owners at the Company's expense. Upon request, the Adviser shall be permitted to review and approve the typeset form of such proxy material, communications and shareholder reports prior to such printing.

               3.4. If and to the extent required by law (or the Mixed and Shared Funding Exemptive Order) the Company shall: (i) solicit voting instructions from Contract owners; (ii) vote the Fund shares in accordance with instructions received from Contract owners or participants; and (iii) vote Fund shares for which no instructions have been received in the same proportion as Fund shares of such Portfolio for which instructions have been received from the Company's Contract owners; so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable Contract owners. The Company reserves the right to vote Fund shares held in any Account in its own right, to the extent permitted by law.

               3.5. The Fund will comply with all applicable provisions of the 1940 Act requiring voting by shareholders. ARTICLE IV. Sales Material and Information

               4.1. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material in which the Fund or the Adviser is named, at least ten business days prior to its use. No such material shall be used if the Fund or its designee reasonably objects in writing to such use within ten business days after receipt of such material.

               4.2. The Company shall not give any information or make any representations or statements on behalf of the Fund or the Adviser concerning either of them in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee, except with the permission of the Fund. The Fund agrees to respond to any request for approval in a prompt and timely basis. The Company shall adopt and implement procedures reasonably designed to ensure that information promulgated or distributed by the Company or a subsidiary thereof, or their respective employees or agents, concerning the Fund or the Adviser which is intended only for use only by brokers or agents selling the Contracts (i.e., information that is not intended for distribution to Contract owners or prospective Contract owners) is so used, by their employees and neither the Fund nor the Adviser shall be liable for any losses, damages, or expenses relating to the improper use of such broker only materials. The parties hereto agree that this section is not intended to designate or otherwise imply that the Company is an underwriter or distributor of the Fund's shares.

               4.3. The Adviser or Fund shall furnish or cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material which the Adviser or Fund prepared or caused to be prepared, in which the Company or its separate account is named, at least ten business days prior to its use. No such material shall be used if the Company or its designee reasonably objects in writing to such use within ten business days after receipt of such material.

               4.4. The Adviser and the Fund shall not give any information or make any representations on behalf of the Company or concerning the Company, each Account, or the Contracts, other than information or representations contained in (i) the registration statement or prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, (ii) reports for the Account which are in the public domain or approved by the Company for distribution to Contract owners or participants, or
          (iii) sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company. The Company agrees to respond to any request for approval on a prompt and timely basis. The Adviser shall adopt and implement procedures reasonably designed to ensure that information promulgated or distributed by the Fund and/or the Adviser or any subsidiary thereof, or their respective employees or agents, concerning the Company, any of its affiliates, or the Contracts which is intended only for use only by brokers or agents selling the shares (i.e., information that it not intended for distribution to shareowners or prospective shareowners) is so used by their employees and agents, and neither the Company nor any of its affiliates shall be liable for any losses, damages, or expenses relating to the improper use of such broker only materials. The parties agree that this section is not intended to designate or otherwise imply that the Adviser is an underwriter or distributor of the Contracts.

               4.5. The Adviser will provide to the Company at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, proxy statements, sales literature and other promotional materials prepared by or at the request of the Fund, the Adviser, or any subsidiary of the Adviser, in which the Company or its separate account is named, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to any Portfolio or its shares, contemporaneously with the filing of such document with the SEC or other regulatory authorities.

               4.6. The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, solicitations for voting instructions, sales literature and other promotional materials in which the Fund (or any Portfolio) or the Adviser is named, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to the Contracts or each Account, contemporaneously with the filing of such document with the SEC or other regulatory authorities.

               4.7. For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, electronic media, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and proxy materials and any other material constituting sales literature or advertising under NASD rules, the 1940 Act or the 1933 Act.

               4.8. The Company agrees and acknowledges that the Adviser is the sole owner of the OppenheimerFunds, Inc. clasped hands mark and that all use of any designation comprised in whole or part of such mark under this Agreement shall inure to the benefit of the Adviser or the Fund. The Company shall not use such mark on its own behalf or on behalf of each Account in connection with marketing the Contracts without prior written consent of the Adviser, which consent shall not be unreasonably withheld, delayed or conditioned. Upon termination of this Agreement for any reason, the Company shall cease all use of any such mark.

               4.9. Except as otherwise expressly provided in this Agreement or as required by applicable law or regulation, neither the Fund nor the Adviser, nor any subsidiary of the Adviser shall use any trademark, trade name, service mark or logo of the Company or any of its affiliates, or any variation of any such trademark, trade name, service mark or logo, without the Company's prior written consent, the granting of which shall be at the Company's sole option.

ARTICLE V.   Fees and Expenses

               5.1. The Fund and Adviser shall pay no fee or other compensation to the Company under this Agreement, and the Company shall pay no fee or other compensation to the Fund or Adviser, except as provided herein or in any other written agreement.

               5.2. All expenses incident to performance by each party of its respective duties under this Agreement shall be paid by that party. The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent advisable by the Fund, in accordance with applicable state laws prior to their sale. The Fund shall bear the expenses for the cost of registration and qualification of the Fund's shares, preparation and filing of the Fund's prospectus and registration statement, proxy materials and reports, the preparation of all statements and notices required by any federal or state law, and all applicable taxes on the issuance and transfer of the Fund's shares to the Company.

               5.3. The Company shall bear the expenses of distributing the Fund's prospectus, proxy materials, communications and reports to Contract owners and of printing and distributing the Fund's prospectus to prospective Contract owners. ARTICLE VI. Diversification

               6.1. The Fund will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable contracts under the Internal Revenue Code and the regulations issued thereunder. Without limiting the scope of the foregoing, the Fund represents and warrants that each Portfolio of the Fund will comply with Section 817(h) of the Internal Revenue Code and Treasury Regulation 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations (and any revenue rulings, revenue procedures, notices, and other published announcements of the Internal Revenue Service interpreting these sections). In the event of a breach of this Article VI by the Fund, it will take all reasonable steps (a) to notify the Company of such breach and (b) to adequately diversify each Portfolio of the Fund so as to achieve compliance within the grace period afforded by Treasury Regulation 1.817-5. The Fund and Adviser represent that each Portfolio is qualified as a Regulated Investment Company under Subchapter M of the Code and that they will maintain such qualification (under Subchapter M or any successor provision). ARTICLE VII. Potential Conflicts

               7.1. The Board of Trustees of the Fund (the "Board") will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the Contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by Participating Insurance Companies or by variable annuity contract and variable life insurance Contract owners; or (f) a decision by an insurer to disregard the voting instructions of Contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

               7.2. The Company has received a copy of the Mixed and Shared Funding Exemptive Order, and in particular, has reviewed the conditions to the requested relief set forth therein. The Company agrees to be bound by the responsibilities of a participating insurance company as set forth in the Mixed and Shared Funding Exemptive Order, including without limitation the requirement that the Company report any potential or existing conflicts of which it is aware to the Board. The Company agrees to assist the Board in carrying out its responsibilities in monitoring such conflicts under the Mixed and Shared Funding Exemptive Order, by providing the Board in a timely manner with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever Contract owner voting instructions are disregarded and by confirming in writing, at the Fund's request, that the Company is unaware of any such potential or existing material irreconcilable conflicts.

               7.3. If it is determined by a majority of the Board, or a majority of its disinterested Trustees, that a material irreconcilable conflict exists, the Company and the relevant Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested Trustees), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., variable annuity Contract owners or life insurance Contract owners, of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account.

               7.4. If the Company's disregard of voting instructions could conflict with the majority of Contract owners voting instructions, and if the Company and/or the Fund and the Adviser reasonably determine that a material irreconcilable conflict (as set forth in the Mixed and Shared Funding Exemptive Order) may arise as a result, then the Company may be required, at the Fund's election, to withdraw the Account's investment in the Fund and terminate this Agreement. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented. Until such withdrawal and termination is implemented, the Fund shall continue to accept and implement orders by the Company for the purchase and redemption of shares of the Fund. Such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

               7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the Account's investment in the Fund and terminate this Agreement within six (6) months after the Fund informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict. Until such withdrawal and termination is implemented, the Fund shall continue to accept and implement orders by the Company for the purchase and redemption of shares of the Fund, subject to applicable regulatory limitation. Such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

               7.6. For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account's investment in the Fund and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination, provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

               7.7. Upon request, the Company shall at least annually submit to the Board such reports, materials or data as the Board may reasonably request so that the Board may fully carry out the duties imposed upon it as delineated in the Mixed and Shared Funding Exemptive Order, and said reports, materials and data shall be submitted more frequently if deemed appropriate by the Board.

               7.8. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Mixed and Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Mixed and Shared Funding Exemptive Order, the
          (a) the Fund and/or the Participating Insurance Companies (including the Company), as appropriate, shall take such reasonable steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and
          (b) Sections 3.4, 7.1, 7.2, 7.3, 7.4 and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

ARTICLE VIII.         Indemnification

               8.1.    Indemnification By The Company


               (a). The Company agrees to indemnify and hold harmless the Fund and the Adviser, each member of their Board of Trustees or Board of Directors, each of their officers and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including reasonable legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

               (i)  arise  out of or are  based  upon any  untrue  statement  or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information for the Contracts or contained in sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances which they were made; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund or the Adviser for use in the registration statement, prospectus or statement of additional information for the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

               (ii) arise out of or as a result of statements or representations by or on behalf of the Company (other than statements or representations contained in the Fund registration statement, Fund prospectus or sales literature or other promotional material of the Fund not supplied by the Company or persons under its control) or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares, provided any such statement or representation or such wrongful conduct was not made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Advisor or the Fund; or

               (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in the Fund registration statement, Fund prospectus, statement of additional information or sales literature or other promotional material of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, if such statement or omission was made in reliance upon information furnished to the Fund or the Adviser by or on behalf of the Company or persons under its control; or

               (iv) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company.

except to the extent provided in Sections 8.1(b) and 8.3 hereof. This indemnification shall be in addition to any liability which the Company may otherwise have.

               (b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

          8.2.    Indemnification by Adviser and Fund


               8.2(a)(1). The Adviser agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

               (i)  arise  out of or are  based  upon any  untrue  statement  or alleged untrue statement of any material fact contained in the registration statement, prospectus, statement of additional information or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Adviser or the Fund by or on behalf of the Company for use in the Fund registration statement, prospectus or statement of additional information, or sales literature or other promotional material for the Contracts or of the Fund; or

               (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Contracts or in the Contract registration statement, the Contract prospectus, statement of additional information, or sales literature or other promotional material for the Contracts not supplied by the Adviser or the Fund or persons under the control of the Adviser or the Fund respectively) or wrongful conduct of the Adviser or persons under its control, with respect to the sale or distribution of the Contracts, provided any such statement or representation or such wrongful conduct was not made in reliance upon and in conformity with information furnished to the Adviser or the Fund by or on behalf of the Company; or

               (iii) arise out of any untrue statement or allegedly untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information or sales literature covering the Contracts (or any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading in light of the circumstances in which they were made, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund or persons under the control of the Adviser; or

               (iv) arise out of or result from any material breach of any representation and/or warranty made by the Adviser or the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Adviser or the Fund;

               (v) arise out of or result from the materially incorrect or untimely calculation or reporting of the daily net asset value per share or dividend or capital gain distribution rate;

except to the extent provided in Sections 8.2(b) and 8.3 hereof. This indemnification shall be in addition to any liability which the Adviser may otherwise have.

               8.2(a)(2) The Fund agrees to indemnify and hold harmless the Indemnified Parties [as defined in Section 8.2(a)(1)] against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation
          (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the operations of the Fund or the sale or acquisition of the Fund's shares and:

               (i) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact or (b) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, if such fact, statement or omission is contained in the registration statement for the Fund or the Contracts, or in the prospectus or statement of additional information for the Contracts or the Fund, or in any amendment to any of the foregoing, or in sales literature or other promotional material for the Contracts or of the Fund, provided, however, that this agreement to indemnify shall not apply as to any Indemnified Party if such statement, fact or omission or such alleged statement, fact or omission was made in reliance upon and in conformity with information furnished to the Adviser or the Fund by or on behalf of the Indemnified Party; or

               (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Contracts or in the Contract registration statement, the Contract prospectus, statement of additional information, or sales literature or other promotional material for the Contracts not supplied by the Adviser or the Fund or persons under the control of the Adviser or the Fund respectively) or wrongful conduct of the Fund or persons under its control with respect to the sale or distribution of Contracts, provided any such statement or representation or such wrongful conduct was not made in reliance upon and in conformity with information furnished to the Adviser or the Fund by or on behalf of the Company; or

               (iii) arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements specified in Article VI of this Agreement);

               (iv) arise out of or result from the materially incorrect or untimely calculation or reporting of the daily net asset value per share or dividend or capital gain distribution rate;

except  to  the  extent  provided  in  Section  8.2(b)  and  8.3  hereof.   This
indemnification shall be in addition to any liability which the Fund may otherwise have.

               (b). The Fund and Adviser shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

                      8.3     Indemnification Procedure


Any person obligated to provide indemnification under this Article VIII ("indemnifying party" for the purpose of this Section 8.3) shall not be liable under the indemnification provisions of this Article VIII with respect to any claim made against a party entitled to indemnification under this Article VIII ("indemnified party" for the purpose of this Section 8.3) unless such indemnified party shall have notified the indemnifying party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such indemnified party (or after such party shall have received notice of such service on any designated agent), but failure to notify the indemnifying party of any such claim shall not relieve the indemnifying party from any liability which it may have to the indemnified party against whom such action is brought under the indemnification provisions of this Article VIII, except to the extent that the failure to notify results in the failure of actual notice to the indemnifying party and such indemnifying party is damaged solely as a result of failure to give such notice. In case any such action is brought against the indemnified party, the indemnifying party will be entitled to participate, at its own expense, in the defense thereof. The indemnifying party also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the indemnifying party to the indemnified party of the indemnifying party's election to assume the defense thereof, the indemnified party shall bear the fees and expenses of any additional counsel retained by it, and the indemnifying party will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or
(ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, which shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this Article VIII. The indemnification provisions contained in this Article VIII shall survive any termination of this Agreement. ARTICLE IX. Applicable Law

               9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of New York. 9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant (including, but not limited to, the Mixed and Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE X.   Termination

               10.1    This Agreement shall terminate:

               (a) at the option of any party upon six month's advance written notice to the other parties unless otherwise agreed in a separate written agreement among the parties; or

               (b) at the option of the Company to the extent that shares of Portfolios are not reasonably available to meet the requirements of the Contracts as determined by the Company reasonably and in good faith; or

               (c) at the option of the Fund or the Adviser upon institution of formal proceedings against the Company by the NASD, the SEC, the insurance commission of any state or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the administration of the Contracts, the operation of the Account, or the purchase of the Fund shares, which would have a material adverse effect on the Company's ability to perform its obligations under this Agreement; or

               (d) at the option of the Company upon institution of formal proceedings against the Fund or the Adviser by the NASD, the SEC, or any state securities or insurance department or any other regulatory body, which would have a material adverse effect on the Adviser's or the Fund's ability to perform its obligations under this Agreement; or

               (e) at the option of the Company or the Fund upon receipt of any necessary regulatory approvals or the vote of the Contract owners having an interest in the Account (or any subaccount) to substitute the shares of another investment company for the corresponding Portfolio shares of the Fund in accordance with the terms of the Contracts for which those Portfolio shares had been selected to serve as the underlying investment media. The Company will give 45 days prior written notice to the Fund of the date of any proposed vote or other action taken to replace the Fund's shares; or

               (f) at the option of the Company or the Fund upon a determination by a majority of the Board, or a majority of the disinterested Board members, that an irreconcilable material conflict exists among the interests of (i) all Contract owners of variable insurance products of all separate accounts or (ii) the interests of the Participating Insurance Companies investing in the Fund as delineated in Article VII of this Agreement; or

               (g) at the option of the Company if the Fund ceases to qualify as a Regulated Investment Company under Subchapter M of the Internal Revenue Code, or under any successor or similar provision, or if the Company reasonably believes that the Fund may fail to so qualify; or

               (h) at the option of the Company if the Fund fails to meet the diversification requirements specified in Article VI hereof or if the Company reasonably believes that the Fund will fail to meet such requirements; or

               (i) at the option of any party to this Agreement, upon another party's failure to cure a material breach of any provision of this Agreement within thirty days after written notice thereof; or (j) at the option of the Company, if the Company determines in its sole judgment exercised in good faith, that either the Fund or the Adviser has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Company; or

               (k) at the option of the Fund or the Adviser, if the Fund or Adviser respectively, shall determine in its sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Fund or the Adviser; or

               (l) subject to the Fund's compliance with Article VI hereof, at the option of the Fund in the event any of the Contracts are not issued or sold in accordance with applicable requirements of federal and/or state law.

                      10.2    Notice Requirement.

               (a) In the event that any termination of this Agreement is based upon the provisions of Article VII, such prior written notice shall be given in advance of the effective date of termination as required by such provisions.

               (b) In the event that any termination of this Agreement is based upon the provisions of Sections 10.1(b) - (d) or 10.1(g) - (i), prompt written notice of the election to terminate this Agreement for cause shall be furnished by the party terminating the Agreement to the non-terminating parties, with said termination to be effective upon receipt of such notice by the non-terminating parties.

               (c) In the event that any termination of this Agreement is based upon the provisions of Sections 10.1(j) or 10.1(k), prior written notice of the election to terminate this Agreement for cause shall be furnished by the party terminating this Agreement to the non-terminating parties. Such prior written notice shall be given by the party terminating this Agreement to the non-terminating parties at least 30 days before the effective date of termination.

               10.3 It is understood and agreed that the right to terminate this Agreement pursuant to Section 10.1(a) may be exercised for any reason or for no reason.

              10.4.   Effect of Termination.

               (a) Notwithstanding any termination of this Agreement pursuant to
          Section 10.1 of this Agreement and subject to Section 1.3 of this Agreement, the Company may require the Fund to continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement as provided in paragraph (b) below, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 10.4 shall not apply to any terminations under
          Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.

               (b) If shares of the Fund continue to be made available after termination of this Agreement pursuant to this Section 10.4, the provisions of this Agreement shall remain in effect except for Section 10.1(a) and thereafter the Fund, the Adviser, or the Company may terminate the Agreement, as so continued pursuant to this Section 10.4, upon written notice to the other party, such notice to be for a period that is reasonable under the circumstances but need not be for more than 90 days.

               10.5 Except as necessary to implement Contract owner initiated or approved transactions, or as required by state insurance laws or regulations, the Company shall not redeem Fund shares attributable to the Contracts (as opposed to Fund shares attributable to the Company's assets held in the Account), and the Company shall not prevent Contract owners from allocating payments to a Portfolio that was otherwise available under the Contracts, until 45 days after the Company shall have notified the Fund or the Adviser of its intention to do so.

ARTICLE XI.  Notices

Any notice shall be deemed duly given only if sent by hand, evidenced by written receipt or by certified mail, return receipt requested, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party. All notices shall be deemed given on the date received or rejected by the addressee.

                      If to the Fund:
                              Oppenheimer Variable Account Funds
                              6801 Tucson Way
                              Englewood, CO 80112
                              Attn: Treasurer

                      If to the Adviser:
                              OppenheimerFunds, Inc.
                              2 World Trade Center
                              New York, NY 10048-0669
                              Attn: Andrew J. Donohue, Esq.
                              Executive Vice President and General Counsel

                      If to the Company:
                              Allstate Life Insurance Company of New York
                              3100 Sanders Road

                              Suite J5D
                              Northbrook, IL 60062
                              Attention:  Michael J. Velotta, Esq.

ARTICLE XII. Miscellaneous

               12.1. The Company and the Adviser each understand and agree that the obligations of the Fund under this Agreement are not binding upon any shareholder or Trustee of the Fund personally, but bind only the Fund and the Fund's property; the Company and the Adviser each represent that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming shareholder and Trustee liability for acts or obligations of the Fund

                 12.2. Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential and all information reasonably identified as confidential in writing by any other party hereto (including without limitation the names and addresses of the owners of the Contracts) and, except as contemplated by this Agreement, shall not disclose, disseminate or utilize such confidential information until such time as it may come into the public domain without the express written consent of the affected party .

               12.3. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

               12.4. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

               12.5. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

               12.6. This Agreement shall not be assigned by any party hereto without the prior written consent of all the parties.

               12.7. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

               12.8. Each party represents that the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate or trust action, as applicable, by such party and when so executed and delivered this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms.

               12.9. Except as may otherwise be required under Article VII, the rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

               12.10. It is understood by the parties that this Agreement is not an exclusive arrangement in any respect. 12.11. The foregoing constitutes the entire Agreement between the parties hereto, and shall not be modified, amended or assigned except by an Agreement in writing signed by an authorized representative of each such party.

            IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed as of the date specified below.

                                 ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                       By its authorized officer,

                     By: ___________________________________

                    Title: __________________________________

                    Date:___________________________________

OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                       By its authorized officer,

                    By: ___________________________________

                    Title:    _________________________________

                    Date: ___________________________________

                                       OPPENHEIMERFUNDS, INC.
                                       By its authorized officer,

                     By: ___________________________________

                     Title:    _________________________________


                    Date: ___________________________________




                                   SCHEDULE 1

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

Name of Separate Account and                                           Policy Form Numbers of Contracts
Date Established by Board of Directors:                                Funded by Separate Account:

Allstate Life of New York Separate Account A -- NYLU446
December 15, 1995

                                   SCHEDULE 2

Portfolios of Oppenheimer Variable Account Funds:

            Oppenheimer Aggressive Growth Fund /VA Oppenheimer Bond Fund/VA Oppenheimer Capital Appreciation Fund/VA Oppenheimer Global Securities Fund/VA Oppenheimer High Income Fund/VA Oppenheimer Main Street Growth & Income Fund/VA Oppenheimer Small Cap Growth Fund/VA Oppenheimer Strategic Income Fund/VA

Exhibit 8(i)



                             PARTICIPATION AGREEMENT

                                  By and Among

                           WELLS FARGO VARIABLE TRUST

                                       And

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                       And

                                  STEPHENS INC.


         THIS AGREEMENT, made and entered into this __th day of _______, 2000, by and among Allstate Life Insurance Company of New York, a New York corporation (the "Company"), on its own behalf and on behalf of each separate account of the Company named in Exhibit A to this Agreement, as may be amended from time to time (each separate account, a "Separate Account"), and Wells Fargo Variable Trust, an open-end diversified management investment company organized under the laws of the State of Delaware (the "Trust"), and Stephens Inc., an Arkansas corporation (the "Underwriter").

         WHEREAS, the Trust engages in business as an open-end diversified, management investment company and was established for the purpose of serving as the investment vehicle for separate accounts established for variable life insurance contracts and variable annuity contracts to be offered by insurance companies which have entered into participation agreements substantially similar to this Agreement ("Participating Insurance Companies"); and

         WHEREAS, beneficial interests in the Trust are divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets (each, a "Fund"); and

         WHEREAS, an order from the U.S. Securities and Exchange Commission (the "SEC" or "Commission"), dated September 28, 1998 (File No. 812-11158), grants Participating Insurance Companies and variable annuity separate accounts and variable life insurance separate accounts relief from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the Investment Company Act of 1940, as amended (the "1940 Act") and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Trust to be sold to and held by variable annuity separate accounts and variable life insurance separate accounts of both affiliated and unaffiliated Participating Insurance Companies and qualified pension and retirement plans ("Mixed and Shared Funding Order"), and

         WHEREAS, the Trust is registered as an open-end management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"); and

         WHEREAS, the Company has registered or will register certain variable annuity and variable life insurance contracts under the 1933 Act and named in Exhibit A to this Agreement, as it may be amended from time to time (the "Contracts"); and

         WHEREAS, the Separate Accounts are duly organized, validly existing segregated asset accounts, established by resolution of the Board of Directors of the Company under the insurance laws of the State of New York, to set aside and invest assets attributable to the Contracts; and

               WHEREAS, the Company has registered the Separate Accounts as unit investment trusts under the 1940 Act; and

         WHEREAS, the Underwriter is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended (hereinafter the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter "NASD");

         WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Funds named in Exhibit B on behalf of the Separate Accounts to fund the Contracts, and the Underwriter is authorized to sell such shares to unit investment trusts such as the Separate Accounts at net asset value;

         NOW, THEREFORE, in consideration of their mutual promises, the Company, the Trust, and the Underwriter agree as follows: ARTICLE 1 Sale of Trust Shares

1.1. The Underwriter agrees to sell to the Company those shares of the Trust which the Company orders on behalf of the Separate Accounts, executing such orders on a daily basis at the net asset value next computed after receipt and acceptance by the Trust or its designee of the order for the shares of the Trust. For purposes of this Section 1.1, the Company shall be the designee of the Trust for receipt of such orders from each Separate Account and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such order by 9:30 a.m. Eastern Time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the relevant Fund calculates its net asset value.

1.2. The Trust agrees to make its shares available indefinitely for purchase at the applicable net asset value per share by Participating Insurance Companies and their separate accounts on those days on which the Trust calculates its net asset value pursuant to rules of the SEC; provided, however, that the Board of Trustees of the Trust (hereinafter the "Trustees") may refuse to sell shares of any Fund to any person, or suspend or terminate the offering of shares of any Fund, if such action is required by law or by regulatory authorities having jurisdiction, or is, in the sole discretion of the Trustees, acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of any Fund.
1.3. The Trust and the Underwriter agree that shares of the Trust will be sold only to Participating Insurance Companies and their separate accounts, and to qualified pension and retirement plans. No shares of the Trust will be sold to the general public.

1.4. The Trust and the Underwriter will not sell Trust shares to any insurance company or separate account unless an agreement containing provisions substantially the same as Articles 1, 3, 5, 7 and Section 2.8 of Article 2 of this Agreement are in effect to govern such sales.

1.5. The Trust will not accept a purchase order from a qualified pension or retirement plan if such purchase would make the plan shareholder an owner of 10 percent or more of the assets of a Fund unless such plan executes an agreement with the Trust governing participation in such Fund that includes the conditions set forth herein to the extent applicable. A qualified pension or retirement plan will execute an application containing an acknowledgment of this condition at the time of its initial purchase of shares of any Fund.

1.6. The Trust agrees to redeem for cash, upon the Company's request, any full or fractional shares of the Trust held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt and acceptance by the Trust or its designee of the request for redemption. For purposes of this Section 1.6, the Company shall be the designee of the Trust for receipt of requests for redemption from each Separate Account and receipt by such designee shall constitute receipt by the Trust; provided the Trust receives notice of request for redemption by 9:30 a.m. Eastern Time on the next following Business Day. Payment shall be in federal funds transmitted by wire to the Company's account as designated by the Company in writing from time to time.


1.7. Each purchase, redemption, and exchange order placed by the Company shall be placed separately for each Fund and shall not be netted with respect to any Fund. However, with respect to payment of the purchase price by the Company and of redemption proceeds by the Trust, the Company and the Trust shall net purchase and redemption orders with respect to each Fund and shall transmit one net payment for all Funds in accordance with Section 1.8.

1.8. The Company agrees that purchases and redemptions of Fund shares offered by the then current prospectus of the Fund shall be made in accordance with the provisions of such prospectus. The Company agrees that all net amounts available under the variable life insurance contracts and variable annuity contracts with the form number(s) which are listed on Exhibit A attached hereto and incorporated herein by this reference, as such Exhibit A may be amended from time to time hereafter by mutual written agreement of all the parties hereto (the "Contracts"), shall be invested in the Funds, in such other Funds managed by Wells Fargo Bank as may be mutually agreed to in writing by the parties hereto, or in the Company's general account, provided that such amounts may also be invested in an investment company other than the Trust if (a) such other investment company, or series thereof, has investment objectives or policies that are substantially different from the investment objectives and policies of all the Funds of the Trust which are actually used by the Company to fund the Contracts; or (b) the Company gives the Fund and the Underwriter 45 days written notice of its intention to make such other investment company available as a funding vehicle for the Contacts; or (c) such other investment company was available as a funding vehicle for the Contracts prior to the date of this Agreement and the Company so informs the Fund and Underwriter prior to their signing this Agreement (a list of such funds appearing on Exhibit B to this Agreement); or (d) the Fund or Underwriter consents to the use of such other investment company.

1.9. In the event of net purchase, the Company shall pay for shares by 2:00 p.m. Eastern Time on the next Business Day after an order to purchase the Shares is deemed to be received in accordance with the provisions of Section 1.1 hereof. In the event of net redemptions, the Trust shall pay the redemption proceeds in accordance with the terms of the then-current prospectus for the Trust. All such payments shall be in federal funds transmitted by wire. For purposes of Section 2.4 and Section 2.11, upon receipt by the Trust of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

1.10.  Issuance and  transfer of the Trust's  shares will be by book entry only.
Stock certificates will not be issued to the Company or any Separate Account. Purchase and redemption orders for Trust shares will be recorded in an appropriate title for each Separate Account or the appropriate subaccount of each Separate Account.

1.11. The Trust shall furnish notice as soon as reasonably practicable to the Company of any income, dividends, or capital gain distributions payable on the Trust's shares. The Company hereby elects to receive all such dividends and distributions as are payable on the Fund shares in the form of additional shares of that Fund. The Company reserves the right to revoke this election and to receive all such dividends and distributions in cash. The Trust shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

1.12. The Trust shall make the net asset value per share for each Fund available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available by 5:30 p.m. Pacific Time, each business day.


ARTICLE 2                 Representations and Warranties


ARTICLE 1



2.1. The Company represents and warrants that the Contracts are or will be registered under the 1933 Act, unless exempt therefrom, and that the Contracts will be issued and sold in compliance with all applicable federal and state laws and that the sale of the Contracts shall comply in all material respects with applicable state insurance suitability requirements. The Company further represents and warrants that: (i) it is an insurance company duly organized and in good standing under applicable law; (ii) it has legally and validly established each Separate Account as a segregated asset account under applicable state law and has registered each Separate Account as a unit investment trust in accordance with the provisions of the 1940 Act, unless exempt therefrom, to serve as segregated investment accounts for the Contracts; and (iii) it will maintain such registration, if required, for so long as any Contracts are outstanding. The Company shall amend any registration statement under the 1933 Act for the Contracts and any registration statement under the 1940 Act for the Separate Accounts from time to time as required in order to effect the continuous offering of the Contracts or as may otherwise be required by applicable law. The Company shall register and qualify the Contracts for sale in accordance with the securities laws of the various states only if, and to the extent, deemed necessary by the Company. 2.2. Subject to Article VI hereof, the Company represents that the Contracts are currently and at the time of issuance will be treated as life insurance, endowment, or annuity contracts under applicable provisions of the Internal Revenue Code and that it will maintain such treatment and that it will notify the Trust and the Underwriter immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

2.3. The Company represents that any prospectus offering a Contract that is a life insurance contract where it is reasonably probable that such Contract would be a "modified endowment contract," as that term is defined in Section 7702A of the Internal Revenue Code will identify such Contract as a modified endowment contract (or policy).

2.4. The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Trust are covered by a blanket fidelity bond or similar coverage in an amount not less than $5 million. The aforesaid includes coverage for larceny and embezzlement and is issued by a reputable bonding company. The Company agrees that any amounts received under such bond in connection with claims that derive from arrangements described in this Agreement will be held by the Company for the benefit of the Trust. The Company agrees to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Trust and the Underwriter in the event that such coverage no longer applies. 1.1.

2.5. The Company represents and warrants that it has taken all necessary steps to ensure that it has addressed all Year 2000 transition issues, and that neither the Trust nor the Underwriter and their affiliates, nor the owners of the Contracts will experience any material negative effect as a result of the Company's Year 2000 transition.

2.6. The Trust represents and warrants that Trust shares sold pursuant to this Agreement shall be registered under the 1933 Act and duly authorized for issuance in accordance with applicable law, and that the Trust is and shall remain registered under the 1940 Act for as long as the Trust shares are sold. The Trust shall amend the registration statement for its shares under the 1933 and the 1940 Acts from time to time as required in order to effect the continuous offering of its shares. The Trust shall register and qualify the shares for sale in accordance with the laws of the various states only if, and to the extent, deemed advisable by the Trust or the Underwriter.

2.7. The Trust represents that it is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code, and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision).

2.8. The Trust makes no representations as to whether any aspect of its operations, including but not limited to, investment policies, fees and expenses, complies with the insurance and other applicable laws of the various states, except that the Trust represents that it is and shall at all times remain in compliance with the laws of the state of Delaware to the extent required to perform this Agreement.

2.9. The Trust represents and warrants that to the extent that it decides to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act, the Trust undertakes to have its Board of Trustees, a majority of whom are not interested persons of the Trust, formulate and approve any plan under Rule 12b-1 ("Rule 12b-1 Plan") to finance distribution expenses. The Trust shall notify the Company immediately upon determining to finance distribution expenses pursuant to Rule 12b-1.

2.10. The Trust represents that it is lawfully organized and validly existing under the laws of Delaware and that it does and will comply with applicable provisions of the 1940 Act.

2.11. The Trust represents and warrants that it and all of its trustees, officers, employees and other individuals/entities having access to the funds and/or securities of the Trust are and continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Trust in an amount not less than the minimal coverage as required currently by Rule 17g-1 of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

2.12. The Trust represents and warrants that it has taken all necessary steps to ensure that it has addressed all Year 2000 transition issues.

2.13. The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the Trust's shares in accordance with all applicable federal and state securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

2.14. The Underwriter represents and warrants that the Trust's investment manager, Wells Fargo Bank, is exempt from registration as an investment adviser under all applicable federal and state securities laws and that the investment manager will perform its obligations to the Trust in accordance with any applicable state and federal securities laws.

2.15. The Underwriter represents and warrants that it has taken all necessary steps to ensure that it has addressed all Year 2000 transition issues.

ARTICLE 3         Prospectuses and Proxy Statements; Voting

3.1. The Underwriter shall provide the Company, at the Company's Trust's expense, with as many copies of the Trust's current prospectus as the Company may reasonably request. If requested by the Company in lieu thereof, the Trust shall provide such documentation including a final copy of a current prospectus set in type at the Trust's expense and other assistance as is reasonably necessary in order for the Company at least annually (or more frequently if the Trust's prospectus is amended more frequently) to have the new prospectus for the Contracts and the Trust's new prospectus printed together in one document; in such case at the Company's Trust's expense.

3.2. The Trust's prospectus shall state that the statement of additional information for the Trust is available from the Underwriter (or, in the Trust's discretion, the Prospectus shall state that such statement is available from the Trust).

3.3. The Trust, at its expense, shall provide the Company with copies of its proxy material, if any, reports to shareholders and other communications to shareholders in such quantity as the Company shall reasonably require and the Company shall bear the costs of distributing them to existing Contract owners or participants.

3.4. The Trust hereby notifies the Company that it is appropriate to include in the prospectuses pursuant to which the Contracts are offered disclosure regarding the potential risks of mixed and shared funding.


3.5.     To the extent required by applicable law the Company shall:

               (1)  solicit  voting   instructions   from  Contract   owners  or
          participants;

               (2)  vote the  Trust  shares  held in each  Separate  Account  in
          accordance  with   instructions   received  from  Contract  owners  or
          participants; and

               (3) vote Trust shares held in each Separate Account for which no timely instructions have been received, in the same proportion as Trust shares of such Fund for which instructions have been received from the Company's Contract owners or participants;

         for so long as and to the extent that the 1940 Act requires pass-through voting privileges for variable contract owners. The Company reserves the right to vote Trust shares held in any segregated asset account in its own right, to the extent permitted by law. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts participating in the Trust calculates voting privileges in a manner consistent with other Participating Insurance Companies and as required by the Mixed and Shared Funding Order. The Trust will notify the Company of any changes of interpretation or amendment to the Mixed and Shared Funding Order.

3.6. The Trust will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular, the Trust will either provide for annual meetings (except to the extent that the Commission may interpret Section 16 of the 1940 Act not to require such meetings) or comply with Section 16(c) of the 1940 Act (although the Trust is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b) of the 1940 Act. Further, the Trust will act in accordance with the Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of Trustees and with whatever rules the Commission may promulgate with respect thereto.

ARTICLE 4 Sales Material and Information

4.1. The Company shall furnish, or shall cause to be furnished, to the Trust or the Underwriter, each piece of sales literature or other promotional material in which the Trust or the Trust's investment manager, sub-advisers or Underwriter is named, at least five business days prior to its use. No such material shall be used if the Trust or the Underwriter reasonably objects in writing to such use within five business days after receipt of such material.

4.2. The Company represents and agrees that sales literature for the Contracts prepared by the Company or its affiliates will be consistent with every law, rule, and regulation of any regulatory agency or self-regulatory agency that applies to the Contracts or to the sale of the Contracts, including, but not limited to, NASD Conduct Rule 2210 and IM-2210-2 thereunder.

4.3. The Company shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Trust shares as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved by the Trust or by the Underwriter, except with the permission of the Trust or the Underwriter. The Trust and the Underwriter agree to respond to any request for approval on a prompt and timely basis. The Company shall adopt and implement procedures reasonably designed to ensure that information concerning the Trust, the Underwriter, or any of their affiliates which is intended for use by brokers or agents selling the Contracts (i.e., information that is not intended for distribution to Contract owners or prospective Contract owners) is so used, and neither the Trust, the Underwriter, nor any of their affiliates shall be liable for any losses, damages, or expenses relating to the improper use of such broker only materials by agents of the Company or its affiliates who are unaffiliated with the Trust or the Underwriter. The parties hereto agree that this Section 4.3 is not intended to designate nor otherwise imply that the Company is an underwriter or distributor of the Trust's shares.

4.4. The Trust or the Underwriter shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company, its Separate Account, or the Contracts are named, at least five business days prior to its use. No such material shall be used if the Company reasonably objects in writing to such use within five business days after receipt of such material.

4.5. The Trust represents and agrees that sales literature for the Trust prepared by the Trust or its affiliates in connection with the sale of the Contracts will be consistent with every law, rule, and Regulation of any regulatory agency or self regulatory agency that applies to the Trust or to the sale of Trust shares, including, but not limited to, NASD Conduct Rule 2210 and IM-2210-2 thereunder.

4.6. The Trust and the Underwriter shall not give any information or make any representations on behalf of the Company or concerning the Company, each Separate Account, or the Contracts other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Separate Account which are in the public domain or approved by the Company for distribution to Contract owners or participants, or in sales literature or other promotional material approved by the Company, except with the permission of the Company. The Company agrees to respond to any request for approval on a prompt and timely basis. The Trust and the Underwriter shall mark information produced by or on behalf of the Trust "FOR BROKER USE ONLY" which is intended for use by brokers or agents selling the Contracts (i.e., information that is not intended for distribution to Contract owners or prospective Contract owners) is so used, and neither the Company nor any of its affiliates shall be liable for any losses, damages, or expenses arising on account of the use by brokers of such information with third parties in the event that is not so marked.

4.7. The Trust will provide to the Company at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Trust or its shares, contemporaneously with the filing of such document with the SEC or other regulatory authorities.


4.8. The Company will provide to the Trust at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to the Contracts or each Separate Account, contemporaneously with the filing of such document with the SEC or other regulatory authorities. The Company shall promptly inform the Trust of the results of any examination by the SEC (or other regulatory authorities) that relates to the Contracts, and the Company shall provide the Trust with a copy of relevant portions of any "deficiency letter" or other correspondence or written report regarding any such examination.

4.9. For purposes of this Article 4, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, statements of additional information, shareholder reports, and proxy materials and any other material constituting sales literature or advertising under NASD Conduct Rules, the 1940 Act or the 1933 Act. ARTICLE 5 Fees and Expenses

5.1. The Trust and Underwriter shall pay no fee or other compensation to the Company under this Agreement, except subject a Rule 12b-1 Plan to finance distribution expenses, in which case, subject to obtaining any required exemptive orders or other regulatory approvals, the Underwriter may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the Underwriter in writing. Each party, however, shall, in accordance with the allocation of expenses specified in this Agreement, reimburse other parties for expenses initially paid by one party but allocated to another party. In addition, nothing herein shall prevent the parties hereto from otherwise agreeing to perform, and arranging for appropriate compensation for, other services relating to the Trust and/or to the Separate Accounts.

5.2. All expenses incident to performance by the Trust of this Agreement shall be paid by the Trust to the extent permitted by applicable law. All Trust shares will be duly authorized for issuance and registered in accordance with applicable federal law and to the extent deemed advisable by the Trust, in accordance with applicable state law, prior to sale. The Trust shall bear the expenses for the cost of registration and qualification of the Trust's shares, preparation and filing of the Trust's prospectus and registration statement, Trust proxy materials and reports, printing proxy materials and annual reports for existing Contract owners, setting in type and printing the Trust's prospectuses, the preparation of all statements and notices required by any federal or state law, all taxes on the issuance or transfer of the Trust's shares, and any expenses permitted to be paid or assumed by the Trust pursuant to any Rule 12b-1 Plan under the 1940 Act duly adopted by the Trust.

5.3. The Company shall bear the expenses of printing and distributing the Trust prospectuses and proxy statements and shareholder reports. The Company shall bear all expenses associated with the registration, qualification, and filing of the Contracts under applicable federal securities and state insurance laws; the cost of preparing, printing, and distributing the Contracts' prospectuses and statements of additional information; and the cost of printing and distributing annual individual account statements for Contract owners as required by state insurance laws.

ARTICLE 6         Diversification

6.1. The Trust will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable contracts under the Internal Revenue Code and the regulations issued thereunder. Without limiting the scope of the foregoing, the Trust will comply with Section 817(h) of the Internal Revenue Code and Treasury Regulation 1. 817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations or successors thereto. The Trust will provide the Company with a certification of quarterly compliance with Section 817(h), and the regulations thereunder, in such form as Trust and Company shall agree.


ARTICLE 7 Potential Conflicts

7.1. The Board of Trustees of the Trust (the "Trust Board") will monitor the Trust for the existence of any material irreconcilable conflict among the interests of the Contract owners of all separate accounts investing in the Trust. A material irreconcilable conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Fund are being managed; (e) a difference in voting instructions given by variable annuity contract owners, variable life insurance contract owners, and trustees of qualified pension or retirement plans; (f) a decision by a Participating
Insurance  Company to disregard the voting  instructions of Contract owners;  or
(g) if applicable, a decision by a qualified pension or retirement plan to disregard the voting instructions of plan participants. The Trust Board shall promptly inform the Company if it determines that a material irreconcilable conflict exists and the implications thereof. A majority of the Trust Board shall consist of Trustees who are not "interested persons" of the Trust.

7.2. The Company has reviewed a copy of the Mixed and Shared Funding Order, and in particular, has reviewed the conditions to the requested relief set forth therein. The Company agrees to assist the Trust Board in carrying out its responsibilities under the Mixed and Shared Funding Order, by providing the Trust Board with all information reasonably necessary for the Trust Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Trust Board whenever Contract owner voting instructions are disregarded. The Trust Board shall record in its minutes or other appropriate records, all reports received by it and all action with regard to a conflict.

7.3. If it is determined by a majority of the Trust Board, or a majority of its disinterested Trustees, that a material irreconcilable conflict exists, the Company shall, at its expense and to the extent reasonably practicable (as determined by a majority of the disinterested Trustees), take whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, up to and including: (a) withdrawing the assets allocable to some or all of the Separate Accounts from the relevant Fund and reinvesting such assets in a different investment medium, including another Fund, or in the case of insurance company participants submitting the question as to whether such segregation should be implemented by a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity Contract owners or life insurance Contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Contract owners the option of making such a change; and (b) establishing a new registered management investment company or managed separate account.

7.4. If the Company's disregard of voting instructions could conflict with the majority of Contract owner voting instructions, and the Company's judgment represents a minority position or would preclude a majority vote, the Company may be required, at the Trust's election, to withdraw the Separate Account's investment in the Trust and terminate this Agreement with respect to such Separate Account, and no charge or penalty will be imposed as a result of such withdrawal. Any such withdrawal and termination shall take place within 30 days after written notice is given that this provision is being implemented, subject to applicable law but in any event consistent with the terms of the Mixed and Shared Funding Order. Until such withdrawal and termination is implemented, the Underwriter and the Trust shall continue to accept and implement orders by the Company for the purchase and redemption of shares of the Trust. Such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of disinterested Trustees.

7.5. If a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state insurance regulators, then the Company will withdraw the Separate Account's investment in the Trust and terminate this Agreement with respect to such Separate Account within 30 days after the Trust informs the Company of a material irreconcilable conflict, subject to applicable law but in any event consistent with the terms of the Mixed and Shared Funding Order. Until such withdrawal and termination is implemented, the Underwriter and the Trust shall continue to accept and implement orders by the Company for the purchase and redemption of shares of the Trust. Such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of disinterested Trustees.

7.6. For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Trust Board shall determine whether any proposed action adequately remedies any material irreconcilable conflict, but in no event will the Trust or the Underwriter be required to establish a new funding medium for the Contracts. The Company shall not be required by Section
7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the material irreconcilable conflict.

7.7.  The  Trust   Board's   determination   of  the  existence  of  a  material
irreconcilable conflict and its implication will be made known in writing to the Company.

7.8. The Company shall at least annually submit to the Trust Board such reports, materials, or data as the Trust Board may reasonably request so that the Trustees may fully carry out the duties imposed upon the Trust Board by the Mixed and Shared Funding Order, and said reports, materials and data shall be submitted more frequently if deemed appropriate by the Trust Board.

7.9. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3(T) is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Mixed and Shared Funding Order) on terms and conditions materially different from those contained in the Mixed and Shared Funding Order, the Trust and/or the Company, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable.


ARTICLE 8         Indemnification

8.1.     Indemnification By The Company

                           (a) The Company agrees to indemnify and hold harmless the Trust, the Underwriter, and each of the Trust's or the Underwriter's directors, officers, employees, or agents and each person, if any, who controls the Trust or the Underwriter within the meaning of such terms under the federal securities laws (collectively, the "indemnified parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company), or litigation
         (including reasonable legal and other expenses), to which the indemnified parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust's shares or the Contracts and:


               (1) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statements, prospectuses or statements of additional information for the Contracts or contained in the Contracts, or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made; provided that this agreement to indemnify shall not apply as to any indemnified party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Trust for use in the registration statement, prospectus or statement of information for the Contracts, or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

               (2) arise out of or as a result of statements or representations by or on behalf of the Company (other than statements or representations contained in the Trust registration statement, Trust prospectus or sales literature or other promotional material of the Trust not supplied by the Company or persons under its control) or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Trust shares; or

               (3) arise out of any untrue statement or alleged untrue statement of a material fact contained in the Trust's registration statement, prospectus, statement of additional information, or sales literature or other promotional material of the Trust or any amendment thereof, or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, if such a statement or omission was made in reliance upon and in conformity with information furnished to the Trust by or on behalf of the Company or persons under its control; or

               (4) arise as a result of any failure by the Company to provide the services and furnish the materials or to make any payments under the terms of this Agreement; or

               (5) arise out of any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach by the Company of this Agreement;

         except to the extent provided in Sections 8.1(b) and 8.4 hereof. This indemnification shall be in addition to any liability which the Company may otherwise have.

                           (b) No party shall be entitled to indemnification by the Company if such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of duty by the party seeking indemnification.

                           (c) The indemnified parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Trust shares or the Contracts or the operation of the Trust.

8.2.     Indemnification By the Underwriter

                           (a) The Underwriter agrees to indemnify and hold harmless the Company and each of its directors, officers, employees, or agents and each person, if any, who controls the Company within the meaning of such terms under the federal securities laws (collectively, the "indemnified parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter), or litigation (including reasonable legal and other expenses) to which the indemnified parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust's shares or the Contracts and:

               (1)  arise  out of or are  based  upon any  untrue  statement  or alleged untrue statement of any material fact contained in the registration statement, prospectus, or statement of additional information for the Trust, or sales literature or other promotional material of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made; provided that this agreement to indemnify shall not apply as to any indemnified party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or the Trust by or on behalf of the Company for use in the registration statement, prospectus, or statement of additional information for the Trust or in sales literature of the Trust (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

               (2) arise out of or as a result of statements or representations (other than statements or representations contained in the Contracts or in the Contract or Trust registration statement, the Contract or Trust prospectus, statement of additional information, or sales literature or other promotional material for the Contracts or of the Trust not supplied by the Underwriter or persons under the control of the Underwriter) or wrongful conduct of the Underwriter or persons under the control of the Underwriter, with respect to the sale or distribution of the Contracts or Trust shares; or

               (3) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information, or sales literature or other promotional material covering the Contracts (or any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading in light of the circumstances in which they were made, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Underwriter or persons under the control of the Underwriter; or

               (4) arise as a result of any failure by the Underwriter to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements and procedures related thereto specified in Article 6 of this Agreement); or

               (5) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter;

         except to the extent provided in Sections 8.2(b) and 8.4 hereof. This indemnification shall be in addition to any liability which the Underwriter may otherwise have.

                           (b) No party shall be entitled to indemnification by the Underwriter if such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of duty by the party seeking indemnification.

                           (c) The indemnified parties will promptly notify the Underwriter of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Contracts or the operation of each Separate Account.

8.3.     Indemnification By the Trust

                           (a) The Trust agrees to indemnify and hold harmless the Company and each of its directors, officers, employees, or agents and each person, if any, who controls the Company within the meaning of such terms under the federal securities laws (collectively, the "indemnified parties" for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust), or litigation
         (including reasonable legal and other expenses) to which the indemnified parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the operations of the Trust and:

               (1) arise as a result of any failure by the Trust to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements and procedures related thereto specified in Article 6 of this Agreement); or

               (2) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust;

         except to the extent provided in Sections 8.3(b) and 8.4 hereof. This indemnification shall be in addition to any liability which the Trust may otherwise have.

                           (b) No party shall be entitled to indemnification by the Trust if such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of duty by the party seeking indemnification.

                           (c) The indemnified parties will promptly notify the Trust of the commencement of any litigation or proceedings against it in connection with the issuance or sale of the Contracts or the operation of each Separate Account.

8.4.     Indemnification Procedure

         Any person obligated to provide indemnification under this Article 8 ("indemnifying party" for the purpose of this Section 8.4) shall not be liable under the indemnification provisions of this Article 8 with respect to any claim made against a party entitled to indemnification under this Article 8 ("indemnified party" for the purpose of this Section 8.4) unless such indemnified party shall have notified the indemnifying party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such indemnified party (or after such party shall have received notice of such service on any designated agent), but failure to notify the indemnifying party of any such claim shall not relieve the indemnifying party from any liability which it may have to the indemnified party against whom such action is brought under the indemnification provision of this Article 8, except to the extent that the failure to notify results in the failure of actual notice to the indemnifying party and such indemnifying party is damaged solely as a result of failure to give such notice. In case any such action is brought against the indemnified party, the indemnifying party will be entitled to participate, at its own expense, in the defense thereof. The indemnifying party also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the indemnifying party to the indemnified party of the indemnifying party's election to assume the defense thereof, the indemnified party shall bear the fees and expenses of any additional counsel retained by it, and the indemnifying party will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or
         (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this
         Article 8. The indemnification provisions contained in this Article 8 shall survive any termination of this Agreement.

ARTICLE 9         Applicable Law

9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Delaware without giving effect to conflicts of laws provisions thereof.

9.2. This Agreement shall be subject to the provisions of the 1933, 1934, and 1940 Acts, and the rules, regulations, and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant (including, but not limited to, the Mixed and Shared Funding Order) and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE 10                  Termination

10.1. This Agreement shall terminate automatically in the event of its assignment, unless made with written consent of each party; or:

               (a) at the option of any party upon six months advance written notice to the other parties; or

               (b) at the option of the Company if shares of the Funds delineated in Exhibit B are not reasonably available to meet the requirements of the Contracts as determined by the Company; or

               (c) at the option of the Trust upon institution of formal proceedings against the Company by the NASD, the SEC, the insurance commission of any state or any other regulatory body, which would have a material adverse effect on the Company's ability to perform its obligations under this Agreement; or

               (d) at the option of the Company upon institution of formal proceedings against the Trust or the Underwriter by the NASD, the SEC, or any state securities or insurance department or any other regulatory body, which would have a material adverse effect on the Underwriter's or the Trust's ability to perform its obligations under this Agreement; or

               (e) at the option of the Trust or the Underwriter by written notice to the Company, if the Company gives the Trust and the Underwriter the written notice specified in Section 1.8(b) hereof and at the time such notice was given there was no notice of termination outstanding under any other provision of this Agreement; provided, however, any termination under this Section 10.1(e) shall be effective sixty (60) days after the notice specified in Section 1.8(b) was given; or

               (f) at the option of the Company or the Trust upon a determination by a majority of the Trust Board, or a majority of the disinterested Trustees, that a material irreconcilable conflict exists among the interests of (i) all contract owners of variable insurance products of all separate accounts, or (ii) the interests of the Participating Insurance Companies investing in the Trust as delineated in Article 7 of this Agreement; or

               (g) at the option of the Company if the Trust ceases to qualify as a Regulated Investment Company under Subchapter M of the Internal Revenue Code, or under any successor or similar provision, or if the Company reasonably believes that the Trust may fail to so qualify; or

               (h) at the option of the Company if the Trust fails to meet the diversification requirements specified in Article 6 hereof or if the Company reasonably believes that the Trust will fail to meet such requirements; or

                    (i) at the  option  of any  party  to this  Agreement,  upon
               another  party's   material  breach  of  any  provision  of  this
               Agreement;  or

                    (j) at the option of the Company,  if the Company determines in its sole judgment exercised in good faith, that either the Trust or the Underwriter has suffered a material adverse change in its business, operations, or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Company or the Contracts (including the sale thereof); or

                    (k) at the option of the Trust or Underwriter,  if the Trust or Underwriter respectively, shall determine in its sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations, or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Trust or Underwriter; or

                    (l) subject to the Trust's compliance with Article 6 hereof, at the option of the Trust in the event any of the Contracts are not issued or sold in accordance with applicable requirements of federal and/or state law. Termination shall be effective immediately upon such occurrence without notice.

10.2.    Notice Requirement

                           (a) In the event that any termination of this Agreement is based upon the provisions of Article 7, such prior written notice shall be given in advance of the effective date of termination as required by such provisions.

                          (b) In the event that any termination of this Agreement is based upon the provisions of Sections 10.l(b) - (d) or 10.1(g) - (i), prompt written notice of the election to terminate this Agreement for cause shall be furnished by the party terminating the Agreement to the non-terminating parties, with said termination to be effective upon receipt of such notice by the non-terminating parties.

                           (c) In the event that any termination of this Agreement is based upon the provisions of Sections 10.1(j) or 10. l(k), prior written notice of the election to terminate this Agreement for cause shall be furnished by the party terminating this Agreement to the nonterminating parties. Such prior written notice shall be given by the party terminating this Agreement to the non-terminating parties at least 30 days before the effective date of termination.

10.3. It is understood and agreed that the right to terminate this Agreement pursuant to Section 10.1(a) may be exercised for any reason or for no reason.

10.4.    Effect of Termination

                           (a) Notwithstanding any termination of this Agreement pursuant to Section 10.1 of this Agreement and subject to Section 1.3 of this Agreement, the Company may require the Trust and the Underwriter to continue to make available additional shares of the Trust for so long after the termination of this Agreement as the Company desires pursuant to the terms and conditions of this Agreement as provided in paragraph (b) below, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Trust, redeem investments in the Trust and/or invest in the Trust upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 10.4 shall not apply to any terminations under Article 7 and the effect of such
         Article 7 terminations shall be governed by Article 7 of this Agreement.

                           (b) If shares of the Trust continue to be made available after termination of this Agreement pursuant to this Section 10.4, the provisions of this Agreement shall remain in effect except for Section 10.l(a) and thereafter the Trust, the Underwriter, or the Company may terminate the Agreement, as so continued pursuant to this
         Section 10.4, upon written notice to the other party, such notice to be for a period that is reasonable under the circumstances but need not be for more than 90 days.

10.5 The Company shall not redeem Fund shares attributable to the Contracts (as opposed to Fund shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract Owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption"). Upon request, the Company will promptly furnish to the Trust and the Underwriter the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Trust and the Underwriter) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract Owners from allocating payments to a Fund that was otherwise available under the Contracts without first giving the Trust or the Underwriter 90 days notice of its intention to do so.

ARTICLE 11        Notices

         Any notice shall be deemed duly given only if sent by hand, evidenced by written receipt or by certified mail, return receipt requested, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party. All notices shall be deemed given three business days after the date received or rejected by the addressee.


                  If to the Trust:  Wells Fargo Variable Trust
                                            111 Center Street
                                            Little Rock, AK 72201

                                            Attention: Richard H. Blank, Assistant Secretary

                                            Copy:  C. David Messman, Esq.
                                                     Vice President & Senior Counsel
                                                     Wells Fargo Bank
                                                     Legal Department
                                                     633 Folsom Street - 7th Floor
                                                     San Francisco, CA 94107-3600

                  If to the Company:        Allstate Life Insurance Company of New York
                                            3100 Sanders Road, Ste. N4A
                                            Northbrook, IL  60062
                                            Attention:  Craig Whitehead, Senior Vice President and Director

                  If to the Underwriter:    Stephens Inc.
                                            111 Center Street
                                            Little Rock, AK 72201

                                            Attention: Richard H. Blank, Senior Vice President

ARTICLE 12        Miscellaneous

11.1. All persons dealing with the Trust must look solely to the property of the Trust for the enforcement of any claims against the Trust as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust.

11.2. Subject to law and regulatory authority, each party hereto shall treat as confidential all information reasonably identified as such in writing by any other party hereto (including without limitation the names and addresses of the owners of the Contracts) and, except as contemplated by this Agreement, shall not disclose, disseminate, or utilize such confidential information until such time as it may come into the public domain without the express prior written consent of the affected party.

11.3. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

11.4. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

11.5. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

11.6. This Agreement shall not be assigned by any party hereto without the prior written consent of all the parties.

11.7. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) and shall permit each other and such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

11.8. Each party represents that the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate or trust action, as applicable, by such party and when so executed and delivered this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms.

11.9. The parties to this Agreement may amend the schedules to this Agreement from time to time to reflect changes in or relating to the Contracts, the Separate Accounts or the Funds of the Trust.

11.10. The Trust has filed a Certificate of Trust with the Secretary of State of the State of Delaware. The Company acknowledges that the obligations of or arising out of the Trust's Declaration of Trust are not binding upon any of the Trust's Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. The Company further acknowledges that the assets and liabilities of each Fund are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the Fund on whose behalf the Trust has executed this instrument. The Company also agrees that the obligations of each Fund hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and the Company agrees not to proceed against any Fund for the obligations of another Fund.

11.11. Except as otherwise expressly provided in this Agreement, neither the Trust nor the underwriter nor any affiliate thereof shall use any trademark, trade name, service mark or logo of the Company or any of its affiliates, or any variation of any such trademark, trade name service mark or logo, without the Company's prior consent, the granting of which shall be at the Company's sole option. Except as otherwise expressly provided in this Agreement, neither the Company nor any affiliate thereof shall use any trademark, trade name, service mark or logo of the Trust or of the Underwriter, or any variation of any such trademark, trade name, service mark or logo, without the prior consent of either the Trust or of the Underwriter, as appropriate, the granting of which shall be at the sole option of the Trust or of the Underwriter, as applicable. 1.1.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

         Wells Fargo Variable Trust

         By:

         Name:     Richard H. Blank

         Title:    Assistant Secretary

         Allstate Life Insurance Company of New York

         By:

         Name:

         Title:


         Stephens Inc.


         By:

         Name:     Richard H. Blank

         Title:    Senior Vice President

                                   EXHIBIT A

                         Separate Accounts and Contracts

                     Subject to the Participation Agreement

Certificate

NYLU446

Separate Account

Allstate Life of New York Separate Account A

                                    EXHIBIT B

                  Funds Subject to the Participation Agreement

Wells Fargo Variable Trust Asset Allocation Fund
Wells Fargo Variable Trust Equity Income Fund
Wells Fargo Variable Trust Growth Fund